SUPPLEMENT dated June 15, 2004

                              To the PROSPECTUS of

                     The Boston Company Large Cap Core Fund
                     The Boston Company Small Cap Value Fund
                    The Boston Company Small Cap Growth Fund
                          (Institutional Class Shares)
               The Boston Company Small Capitalization Equity Fund
             The Boston Company Small Cap Tax-Sensitive Equity Fund
                The Boston Company International Core Equity Fund
                 The Boston Company International Small Cap Fund
            The Boston Company International Value Opportunities Fund

                              Dated: June 15, 2004

--------------------------------------------------------------------------------

The following information supplements the information regarding The Boston Company International Value Opportunities Fund:

The Boston Company International Value Opportunities Fund has not yet commenced operations and is not currently offering its shares to the public.

                                               (LOGO) Mellon
                                                      --------------
                                                      Mellon Institutional Funds


Prospectus                         Mellon Institutional Group of Equity Funds
                                   (formerly the Standish Group of Equity Funds)
--------------------------------------------------------------------------------
June 15, 2004                      The Boston Company Large Cap Core Fund

                                   The Boston Company Small Cap Value Fund

                                   The Boston Company Small Cap Growth Fund
                                   (Institutional Class Shares)

                                   The Boston Company Small Capitalization
                                   Equity Fund

                                   The Boston Company Small Cap Tax-Sensitive
                                   Equity Fund

                                   The Boston Company International Core
                                   Equity Fund

                                   The Boston Company International
                                   Small Cap Fund

                                   The Boston Company
                                   International Value Opportunities Fund


                                   The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

        Risk/Return Summary .................................................. 3
               Who may want to invest ........................................ 3
               Mutual fund risks ............................................. 3
               Large Cap Core Fund and Small Cap Value Fund .................. 4
               Small Cap Growth Fund and Small Capitalization Equity Fund  ... 6
               Small Cap Tax-Sensitive Equity Fund  .......................... 8
               International Core Equity Fund and International Small Cap
               Fund.......................................................... 10
               International Value Opportunities Fund  ...................... 12

        The Funds' Investments and Related Risks ............................ 14

        The Investment Adviser .............................................. 16
               About The Boston Company Asset Management, LLC  .............. 16
               Fund Managers ................................................ 17
               Advisory services and fees ................................... 17

        Adviser Performance ................................................. 18
               International Value Opportunities Fund Composite Performance . 18

        Investment and Account Information .................................. 19
               How to purchase shares ....................................... 19
               How to exchange shares  ...................................... 20
               How to redeem shares ......................................... 20
               Redemption Fee ............................................... 21
               Transaction and account policies ............................. 22
               Valuation of shares .......................................... 22
               Dividends and distributions .................................. 22

        Fund Details ........................................................ 23
               Taxes ........................................................ 23
               Master/feeder structure ...................................... 23
               The funds' service providers ................................. 23

        Financial Highlights ................................................ 24

        For More Information ................................................ 31


Group of Equity Funds                   2

Risk/Return Summary
--------------------------------------------------------------------------------

Each fund seeks long-term growth of capital. The Boston Company Asset Management,                                 TBCAM manages
LLC ("TBCAM") serves as each fund's investment adviser. Small Cap Tax-Sensitive                        more than $28 billion of
Equity Fund also seeks to maximize after-tax total return. TBCAM manages the Small                  assets for a broad range of
Cap Tax-Sensitive Equity Fund using tax-sensitive strategies that are designed                          clients in the U.S. and
to reduce the impact of federal and state income taxes on after-tax returns actually                                    abroad.
achieved by investors in the fund.

Who may want to invest

Each fund may be appropriate for investors:

o Looking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed                                Descriptions of
  income investments.                                                                                        the funds begin on
                                                                                                              the next page and
o Comfortable with the risks of the stock market and, in the case of                                               include more
  International Core Equity Fund, International Small Cap Fund and International                              information about
  Value Opportunities Fund the risks of investing primarily in foreign stock and                                each fund's key
  currency markets.                                                                                             investments and
                                                                                                          strategies, principal
The Small Cap Tax-Sensitive Equity Fund may be appropriate for investors:                                    risk factors, past
                                                                                                       performance and expenses.
o In the upper federal income tax brackets.

o Looking to invest over the long term and willing to ride out market swings.

o Looking to allocate a portion of their assets to stocks.

o Comfortable with the risks of the stock market.


Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                       3                   Group of Equity Funds

--------------------------------------------------------------------------------

                                      Large Cap Core Fund                                    Small Cap Value Fund
                                  (formerly Select Value Fund)
  Investment objective    Long-term growth of capital.                           Long-term growth of capital.
                          -----------------------------------------------------------------------------------------------------
   Key investments and    The fund invests all of its investable assets          The fund invests all of its investable assets
            strategies    in a TBCAM advised master portfolio which              in a TBCAM advised master portfolio which
                          invests, under normal circumstances, at least          invests, under normal circumstances, at least
                          80% of net assets in equity securities of              80% of net assets in equity securities of
                          large cap companies that appear to be                  small cap U.S. companies. Except where
                          undervalued relative to underlying business            indicated, this prospectus uses the term
                          fundamentals. Except where indicated, this             "fund" to mean the fund and its master
                          prospectus uses the term "fund" to mean the            portfolio taken together. The fund focuses on
                          fund and its master portfolio taken together.          companies with total market capitalizations
                          The fund focuses on companies with total               equal to or less than the average total
                          market capitalizations which are greater than          market capitalization of the largest company
                          the average total market capitalization of             included in the Russell 2000 Index measured
                          companies in the bottom 5% of the S&P 500              at the end of each of the previous twelve
                          Index measured at the end of each of the               months. This would correspond to companies
                          previous twelve months. This would correspond          with total market capitalizations of less
                          to companies with a total market                       than $2.34 billion as of May 31, 2004.
                          capitalization of greater than $1.32 billion
                          as of May 31, 2004. The fund may invest
                          without limit in securities of U.S. companies
                          and of foreign companies that are listed or
                          traded in the U.S., but not more than 10% of
                          its assets in other foreign securities.
                          -----------------------------------------------------------------------------------------------------
        How stocks are    The adviser employs a value based investment style in managing the fund's portfolio which means the
              selected    adviser seeks to identify those companies with stocks trading at prices below what the adviser believes are their intrinsic values. The adviser measures value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.

                          The adviser uses a combination of quantitative and fundamental research to identify portfolio candidates. A quantitative model screens a universe of up to 1,500 companies with the most liquid stocks according to valuation multiples, consistency of growth, near-term reported business momentum, and actual earnings relative to, and the current trend in, expected earnings. Fundamental research is also used to identify companies that appear valued attractively based on business dynamics, hidden assets, or special circumstances.

                          The adviser uses fundamental research and qualitative analysis to select stocks among the portfolio candidates. The adviser looks for companies with strong competitive positions, high quality management, and financial strength.

                          The adviser uses the following stock selection process:

                          o The adviser uses a quantitative proprietary model to identify small companies which are attractively priced relative to their earnings potential.

                          o The adviser uses fundamental research and qualitative analysis to select among the stocks ranked as attractive by the quantitative model.

                          The adviser focuses primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process for both funds is designed to produce a diversified portfolio of companies that the adviser believes are undervalued relative to expected business growth.
                          -----------------------------------------------------------------------------------------------------
    Principal risks of    Investors could lose money on their investments in a fund, or a fund could perform less well than
investing in the funds    other possible investments, if any of the following occurs:

                          o U.S. stock markets go down.

                          o The markets strongly favor growth stocks over stocks with value characteristics.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                          o In the case of the Small Cap Value Fund, small cap stocks are out of favor with the market.

    Risks of small cap    In the case of the Small Cap Value Fund, there is a risk that the fund will lose money because it
             companies    invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap stocks tend to be more volatile than the prices of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Group of Equity Funds                   4

                          -----------------------------------------------------------------------------------------------------
          Total return    The bar chart and total return table indicate the risks of investing in the funds. The bar chart
           performance    shows changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how a fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. A fund's past performance does not necessarily indicate how the fund will perform in the future.

(THE FOLLOWING DATA WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT)

Large Cap Core Fund

               Percent

1994            (3.78)
1995            37.55
1996            26.84
1997            36.27
1998             7.21
1999            (0.17)
2000            18.76
2001            (8.13)
2002           (17.52)
2003            27.22

Calendar Year Ended December 31

Quarterly returns:
Large Cap Core Fund
Highest: 19.23% in 4th quarter 1998
Lowest: (18.66)% in 3rd quarter 1998

Quarterly returns:
Small Cap Value Fund
Highest: 22.53% in 2nd quarter 2003
Lowest: (18.85)% in 3rd quarter 2002

(THE FOLLOWING DATA WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT)

               Percent
2001             20.60
2002            (10.88)
2003             46.12

Calendar Year Ended December 31

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2003

                                                                              Life of      Inception
                                        1 Year     5 Years    10 Years           Fund       Date

Large Cap Core Fund
Return Before Taxes                      27.22        2.70       10.85          13.08        1/31/91
Return After Taxes on Distributions*     26.76        1.21        7.99
Return After Taxes on Distributions
and Sale of Fund Shares*                 17.67        1.60        7.96
S&P 500 Index**                          28.68       (0.57)      11.07          10.06
Russell 1000 Value Index***              30.03        3.56       11.88          13.43
Small Cap Value Fund
Return Before Taxes                      46.12         N/A         N/A          20.30         2/1/00
Return After Taxes on Distributions*     40.88         N/A         N/A          19.10
Return After Taxes on Distributions
and Sale of Fund Shares*                 31.08         N/A         N/A          17.21
Russell 2000 Value Index****             46.03         N/A         N/A          13.50

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The S&P 500 Index is an unmanaged index representing large U.S. company stock performance.

***The Russell 1000 Value Index is an unmanaged index representing those Russell 1000 companies with value characteristics. The Russell 1000 Index is an unmanaged index of 1000 stocks of large capitalization companies.

****The Russell 2000 Value Index is an unmanaged index representing those Russell 2000 companies with value characteristics. The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  After     After      After      After
                                  1 Year   3 Years    5 Years    10 Years
Large Cap Core Fund                $95      $296       $575       $1,143
Small Cap Value Fund              $130      $406       $702       $1,545

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                    Large Cap       Small Cap
Based on fiscal year ended 9/30/03                  Core Fund       Value Fund
Shareholder fees                                      None             None
(fees paid directly from your investment)

Redemption fee(1)                                     None              2%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)

        Management fees                               0.50%            0.80%

        Distribution (12b-1) fees                     None             None

        Other expenses                                0.43%            0.48%

Total annual fund operating expenses                  0.93%            1.28%

----------------------------------------------

(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2)Because the adviser has agreed to cap each fund's operating expenses, the fund's estimated actual expenses (after taking into account the current expense limitations) would have been:

Management fees                              0.48%   0.80%

Other expenses                               0.42%   0.45%

Total annual fund operating                  0.90%   1.25%
expenses

The expense cap for each fund may be changed or eliminated at any time.

(3)This table and example reflect the combined expenses of each fund and the master portfolio in which it invests all its assets.


                                       5                   Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                                  Small Cap Growth Fund                                  Small Capitalization Equity Fund
  Investment Objective    Long-term growth of capital.                           Long-term growth of capital.
                          -----------------------------------------------------------------------------------------------------
   Key investments and    The fund invests all of its investable assets          The fund invests, under normal circumstances,
            strategies    in a TBCAM advised master portfolio which              at least 80% of net assets in equity
                          invests, under normal circumstances, at least          securities of small cap U.S. companies with
                          80% of net assets in equity securities of              total market capitalizations equal to or less
                          small cap U.S. companies. Except where                 than 75% of the average total market
                          indicated, this prospectus uses the term               capitalization of the largest company
                          "fund" to mean the fund and its master                 included in the Russell 2000 Growth Index
                          portfolio taken together. The fund focuses on          measured at the end of each of the previous
                          companies with total market capitalization             twelve months. This would correspond to
                          equal to or less than the average total                companies with total market capitalization of
                          market capitalization of the largest company           less than $1.76 billion as of May 31, 2004.
                          included in the Russell 2000 Growth Index              The fund may also invest in equity index
                          measured at the end of each of the previous            futures contracts based primarily on the
                          twelve months. This would correspond to                Russell 2000 Growth Index.
                          companies with total market capitalization of
                          less than $2.34 billion as of May 31, 2004.
                          The fund may also invest in equity index
                          futures contracts based primarily on the
                          Russell 2000 Growth Index.
                          -----------------------------------------------------------------------------------------------------
        How stocks are    The adviser employs a growth oriented investment style in managing each fund's portfolio which means
              selected    the adviser seeks to identify those small cap companies which are experiencing or will experience rapid earnings or revenue growth. The adviser focuses on high quality companies, especially those with products or services that are leaders in their market niches. The adviser selects stocks by:

                          o Using fundamental research to identify and follow companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

                          o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

                          The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. Each fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

    Principal risks of    Investors could lose money on their investments in a fund, or a fund could perform less well than
investing in the funds    other possible investments, if any of the following occurs:

                          o The U.S. stock market goes down.

                          o Small cap stocks are out of favor with the market.

                          o The markets strongly favor stocks with value characteristics over growth stocks.

                          o Negative market sentiment towards, or events affecting issuers in, the technology, health care, business services and communications sectors disproportionately hurts the fund's performance.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stock proves to be incorrect.

                          o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index

    Risks of small cap    There is a risk that the funds will lose money because they invest primarily in small cap stocks.
             companies    Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap stocks, and in particular aggressive growth stocks, tend to be more volatile than the prices of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Group of Equity Funds                   6

-------------------------------------------------------------------------------------------------------------------------------
          Total return    The bar charts and total return table indicate the risks of investing in the funds. The bar chart
           performance    shows changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how each fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. A fund's past performance does not necessarily indicate how the fund will perform in the future.

(THE FOLLOWING DATA WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT)

Small Cap Growth Fund

               Percent

1997            30.98
1998            14.30
1999           127.67*
2000           (20.56)
2001           (17.76)
2002           (25.59)
2003            45.24

Calendar Year Ended December 31

Quarterly returns:
Small Cap Growth Fund
Highest: 68.44% in 4th quarter 1999
Lowest: (24.59)% in 3rd quarter 2001

Quarterly returns:
Small Capitalization Equity Fund
Highest: 56.40% in 4th quarter 1999
Lowest: (24.69)% in 4th quarter 2000

*The funds' performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur.

(THE FOLLOWING DATA WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT)

Small Capitalization Equity Fund

               Percent

1994            (3.65)
1995            29.83
1996            17.36
1997            19.16
1998             1.71
1999            79.10*
2000           (19.28)
2001           (15.49)
2002           (23.27)
2003            46.17

Calendar Year Ended December 31

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended december 31, 2003

                                                                           Life of      Inception
                                        1 Year     5 Years    10 Years        Fund       Date
Small Cap Growth Fund
Return Before Taxes                      45.24       10.02         N/A       13.53       12/23/96
Return After Taxes on Distributions*     45.24        8.84         N/A       12.33
Return After Taxes on Distributions
and Sale of Fund Shares*                 29.41        8.24         N/A       11.42
Russell 2000 Growth Index**              48.54        0.86         N/A        2.81
Small Cap Equity Fund
Return Before Taxes                      46.17        6.50        8.95       13.45         9/1/90
Return After Taxes on Distributions*     46.17       (5.23)       1.15         N/A
Return After Taxes on Distributions
and Sale of Fund Shares*                 30.01        0.31        4.10         N/A
Russell 2000 Growth Index**              48.54        0.86        5.43        8.60

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  After     After      After      After
                                  1 Year   3 Years    5 Years    10 Years
Small Cap Growth Fund             $169      $523       $902       $1,965
Small Cap Equity Fund             $143      $443       $766       $1,680

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                    Small Cap        Small Cap
Based on fiscal year ended 9/30/03                 Growth Fund      Equity Fund
Shareholder fees                                      None             None
(fees paid directly from your investment)

Redemption fee(1)                                       2%              2%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)

        Management fees                               0.80%            0.60%

        Distribution (12b-1) fees                     None             None

        Other expenses                                0.86%            0.80%

Total annual fund operating expenses                  1.66%            1.40%

----------------------------------------------

(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2)Because the adviser has agreed to cap each fund's operating expenses, the fund's estimated actual expenses (after taking into account the current expense limitations) would have been:

   Management fees                                      0.72%            0.20%
   Other expenses                                       0.48%            0.80%
   Total annual fund operating expenses                 1.20%            1.00%

These caps may be changed or eliminated at any time.

(3)The table and example reflect the combined expenses of the Small Cap Growth Fund and the master portfolio in which it invests all its assets.


                                        7                  Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                                                         Small Cap Tax-Sensitive Equity Fund
  Investment objective    Maximize after-tax total return, consisting of long-term growth of capital.
                          -----------------------------------------------------------------------------------------------------
   Key investments and    The fund invests, under normal circumstances, at least 80% of net assets in equity securities of
            strategies    small capitalization U.S. companies. The fund considers small cap companies to have total market capitalizations equal to or lesser thanthe average total market capitalization of the largest company included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months. This would correspond to companies with total market capitalization of less than $2.34 billion as of May 31, 2004. The fund may also invest in equity index futures contracts based primarily upon the Russell 2000 Growth Index.
                          -----------------------------------------------------------------------------------------------------
        How stocks are    The adviser employs a growth oriented investment style in managing the fund's portfolio which means
              selected    the adviser seeks to identify those small cap companies which are experiencing or will experience rapid growth. The adviser focuses on companies with products or services that are leaders in their market niches.

                          The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. While focusing on individual stock selection, the adviser selects particular investments for the fund by:

                          o Using fundamental research to identify and follow companies with attractive characteristics, such as strong business positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

                          o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.
                          -----------------------------------------------------------------------------------------------------
        Tax management    The fund uses the following strategies, to the extent consistent with its investment goals, to
            strategies    reduce the impact of federal and state income taxes on the fund's after-tax returns:

                          o Minimizing sales of securities that result in capital gains.

                          o If such a sale cannot be avoided, selling first the highest cost securities to reduce the amount of capital gain. Also, preferring the sale of securities producing long-term gains to those producing short-term gains.

                          o Selling securities to realize capital losses that can be offset against realized capital gains.
                          -----------------------------------------------------------------------------------------------------
    Principal risks of    Investors could lose money on their investments in the fund or the fund could perform less well than
investing in the funds    other possible investments if any of the following occurs:

                          o The stock market goes down.

                          o The markets favor value stocks over stocks which have growth characteristics.

                          o In a declining market, the value of the fund's investments in stocks with low dividend yields goes down more than the value of high yield stocks.

                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stocks prove to be incorrect.

                          o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

                          There is a higher risk that the fund will lose money because it invests primarily in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small capitalization stocks, and in particular aggressive growth stocks, tend to be more volatile than those of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.

                          The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications. Negative market sentiment towards, or events affecting issuers in, these sectors may disproportionately hurt the fund's performance.


Group of Equity Funds                                 8

-------------------------------------------------------------------------------------------------------------------------------
          Total return    The bar chart and total return table indicate the risks of investing in the fund. The bar chart
           performance    shows changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.

(THE FOLLOWING DATA WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT)

Small Cap Tax-Sensitive Equity Fund

               Percent

1996            21.23
1997            23.61
1998            10.65
1999           100.68*
2000           (13.78)
2001           (21.69)
2002           (24.00)
2003            45.34

Calendar Year Ended December 31

Quarterly returns:

Small Cap Tax-Sensitive Equity Fund
Highest: 62.49% in 4th quarter 1999
Lowest: (24.76)% in 4th quarter 2000

* Small Cap Tax-Sensitive Equity Fund's performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur.

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended december 31, 2003

                                                              Life of      Inception
                                        1 Year     5 Years       Fund       Date
Small Cap Tax Sensitive Equity Fund
Return Before Taxes                      45.34        8.40      12.03        1/2/96
Return After Taxes on Distributions*     46.06        6.36      10.69          N/A
Return After Taxes on Distributions
and Sale of Fund Shares*                 30.17        6.59      10.24        1/2/96
Russell 2000 Growth Index (reflects no
deduction for fees, expenses, or taxes)  48.54        0.86       3.61          N/A

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  After     After      After      After
                                  1 Year   3 Years    5 Years    10 Years
Small Cap Tax-Sensitive
Equity Fund                       $109      $340       $590       $1,306

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                           Small Cap
                                                         Tax-Sensitive
Based on fiscal year ended 9/30/03                       Equity Fund
Shareholder fees                                            None
(fees paid directly from your investment)

Redemption fee(1)                                            2%
(as a percentage of total redemption proceeds)

Annual fund operating expenses
(expenses that are deducted from fund assets)

        Management fees                                     0.80%

        Distribution (12b-1) fees                           None

        Other expenses                                      0.27%

        Total annual fund operating expenses                1.07%

----------------------------------------------

(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

The cap may be changed or eliminated at any time.


                                        9                  Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                               International Core Equity Fund                           International Small Cap Fund
                              (formerly International Equity Fund)
  Investment objective    Long-term growth of capital.                           Long-term growth of capital.
                          ----------------------------------------------------------------------------------------------------------

   Key investments and    The fund invests all of its investable assets in a     The fund invests all of its investable assets in
            strategies    TBCAM advised master portfolio which invests,          a TBCAM advised master portfolio which invests,
                          under normal circumstances, at least 80% of net        under normal circumstances, at least 80% of net
                          assets in equity securities of companies               assets in equity securities of companies that are
                          represented in the MSCI Europe, Australia, Far         located in foreign countries represented in the
                          East (EAFE) Index and Canada. Except where             Citigroup Extended Market Ex. U.S (EMI Ex-U.S.)
                          indicated, this prospectus uses the term "fund" to     Index. Except where indicated, this prospectus
                          mean the fund and its master portfolio taken           uses the term "fund" to mean the fund and its
                          together. The fund may invest up to 25% of assets      master portfolio taken together. The fund invests
                          in emerging market countries. The fund may also        at least 80% of net assets in those small cap
                          invest in equity index futures contracts based         companies which have total market capitalizations
                          primarily on the indexes of countries included in      that fall in the range of the capitalizations of
                          the EAFE Index and Canada.                             the companies that comprise the EMI Ex-U.S. Index.
                                                                                 The EMI Ex-U.S. Index is made up of those companies
                                                                                 representing the lowest 20% of each country's total
                                                                                 available market capitalization. The fund may
                                                                                 invest up to 25% of assets in emerging market
                                                                                 countries.
                          ----------------------------------------------------------------------------------------------------------
        How stocks are    Both funds employ a bottom-up investment approach which emphasizes individual stock selection for each
              selected    fund.

                          o Stock selection The adviser uses proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

                          o Country allocations The adviser seeks to generally allocate country weights in accordance with the appropriate product index. Deviations from the index weights may occur.

                          o Sector and industry allocations The adviser uses the sector and industry allocations of the index as a guide, but allocations may differ from those of the index.

                          Each fund's stock selection process is designed to produce a diversified portfolio that, relative to the applicable market index shown on the opposite page, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.
                          ----------------------------------------------------------------------------------------------------------
    Principal risks of    Investors could lose money on their investments in a fund, or a fund could perform less well than other
investing in the funds    possible investments, if any of the following occurs:

                          o Foreign stock markets fall in value.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                          o In the case of the International Small Cap Fund, small cap stocks are out of favor with the market.

                          o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

    Foreign investment    Prices of foreign securities may go down because of unfavorable foreign government actions,
                 risks    political, economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

    Risks of small cap    The risks of foreign investing are more significant for the International Small Cap Fund because of its
             companies    focus on small cap foreign stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap foreign stocks tend to be more volatile than the prices of other foreign stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Group of Equity Funds                  10

------------------------------------------------------------------------------------------------------------------------------------
          Total return    The bar charts and total return table indicate the risks of investing in the funds. The bar charts show
           performance    changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how each fund's average annual returns for different calendar periods compare to those of two widely recognized, unmanaged indices of common stock prices. The information included in the bar chart and total return table for the International Small Cap Fund includes the performance of its predecessor, SIMCO International Small Cap Fund, L.P., which began operations on January 2, 1996, for periods prior to the fund's inception date. The predecessor fund was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds. If the predecessor fund had been registered as a mutual fund, the predecessor fund's performance may have been adversely affected. The performance of the predecessor fund was calculated according to the standardized
                          SEC method except that monthly rather than daily fund values were used. The past performance of a fund
                          (including the performance of the predecessor fund of the International Small Cap Fund) does not necessarily indicate how the fund will perform in the future.

(THE FOLLOWING DATA WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT)

International Core Equity Fund

               Percent

1994            (7.01)
1995             2.14
1996             7.44
1997            (2.47)
1998            24.53
1999            17.85
2000            (4.77)
2001           (12.07)
2002            (6.48)
2003            42.73

Calendar Year Ended December 31

--------------------------------------------------------------------------------

Quarterly returns:

International Core Equity Fund
Highest: 21.51% in 1st quarter 1998
Lowest: (18.33)% in 3rd quarter 1990

Quarterly returns:
International Small Cap Fund*
Highest: 21.69% in 1st quarter 1998
Lowest: (20.87)% in 3rd quarter 1998

*Includes performance of predecessor fund for periods prior to January 31, 2000.

(THE FOLLOWING DATA WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT)

International Small Cap Fund*

               Percent

1997             1.45
1998            10.09
1999            41.13
2000             4.07
2001            (9.67)
2002             1.26
2003            53.57

Calendar Year Ended December 31

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2003

                                                                           Life of      Inception
                                        1 Year     5 Years    10 Years        Fund       Date
International Core Equity Fund
Return Before Taxes                      42.73        5.66        5.02        6.12       12/8/88
Return After Taxes on Distributions*     41.97        4.41        3.36         N/A
Return After Taxes on Distributions
and Sale of Fund Shares*                 27.73        4.15        3.38         N/A
EAFE Index**                             38.59       (0.05)       4.47        3.66
International Small Cap Fund
Return Before Taxes                      53.57       15.58        N/A        14.24        1/2/96
Return After Taxes on Distributions*     53.02       10.12        N/A        10.12
Return After Taxes on Distributions
and Sale of Fund Shares*                 34.76        8.91        N/A         8.91
Citigroup Extended Market
ex. U.S. Index                           53.73        5.88        N/A         4.76

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The EAFE Index is an unmanaged index of common stocks that are publicly traded in European, Australian and Far Eastern securities markets. The Citigroup Extended Market Ex. U.S. Index represents the small capitalization component of the Citigroup Broad Market Index which is a comprehensive index of companies in over 20 countries excluding the U.S.

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  After         After         After          After
                                 1 Year        3 Years      5 Years       10 Years
International Core Equity Fund    $136          $425          $734          $1,613
International Small Cap Fund      $168          $520          $897          $1,955

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                  International     International
                                                   Core Equity        Small Cap
Based on fiscal year ended 9/30/03                    Fund             Fund
Shareholder fees                                      None             None
(fees paid directly from your investment)

Redemption fee(1)                                       2%              2%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)

        Management fees                               0.80%            1.00%

        Distribution (12b-1) fees                     None             None

        Other expenses                                0.54%            0.65%

        Total annual fund operating expenses          1.34%            1.65%

----------------------------------------------

(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2)Because the adviser has agreed to cap each fund's operating expenses, the fund's estimated actual expenses (after taking into account current expense limitations) would have been:

   Management fees                                   0.80%         1.00%
   Other expenses                                    0.45%         0.50%
   Total annual fund operating expenses              1.25%         1.50%

These caps may be changed or eliminated at any time.

(3)For both funds, the expense information in this table and the examples have master portfolios in which they invest all of their assets.


                                        11                 Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                                                       International Value Opportunities Fund
  Investment objective    Long-term growth of capital.
                          ----------------------------------------------------------------------------------------------------------

   Key investments and    The fund invests, under normal circumstances, at least 80% of net assets in equity securities of
            strategies    companies represented in the MSCI All Country World Index ex-U.S. Free (U.S.) Index. The fund may invest up to 35% of assets in emerging market countries. The fund may also invest in equity index futures contracts based primarily on indexes for the countries represented in or the securities comprising the
                          ACWI ex-U.S. Index.
                          ----------------------------------------------------------------------------------------------------------
        How stocks are    The adviser seeks to build a diversified portfolio of attractively valued companies with sound business
              selected    fundamentals and improving business momentum by focusing on individual security selection rather than on economic or industry trends. The adviser employs a combination of proprietary quantitative research and fundamental qualitative analysis to assess three key factors:

                          o Value - The adviser looks for companies with stock trading at prices which are below the adviser's assessment of the company's intrinsic value by considering measures such as the company's price-to-book, price-to-earnings and price-to-cash flows ratios.

                          o Fundamentals - The adviser looks for companies with strong business fundamentals by considering the company's financial strength, skill of its management team and competitive position in the industry.

                          o Business momentum - The adviser looks for companies with positive or improving business momentum which has been sparked by a catalyst, such as a corporate restructuring, the development of new products or movement into new markets or a cyclical turnaround in demand.

                          The adviser also employs guidelines to seek to diversify the fund's portfolio in the following ways:

                          o Portfolio diversification - The fund does not invest more than 5% of the market value of its portfolio in the securities of any one issuer and does not hold more than 5% of the outstanding common stock of any one company.

                          o Country diversification - The fund invests in at least 12 to 15 countries, with country weightings permitted to deviate from the weightings in the ACWI ex-U.S. Index only within specific percentage ranges.

                          o Sector diversification - The weighting of the fund's investment in any sector may be no more than the greater of 10% above the weighting of the ACWI ex-U.S. Index or 30% overall.
                          ----------------------------------------------------------------------------------------------------------
    Principal risks of    Investors could lose money on their investments in the fund, or the fund could perform less well than
investing in the funds    other possible investments, if any of the following occurs:

                          o Foreign stock markets fall in value.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                          o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

    Foreign investment    Prices of foreign securities may go down because of unfavorable foreign government actions, political,
                 risks    economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

       Emerging Market    The risks associated with foreign investments are increased for investments in emerging market issuers.
                 Risks    Emerging markets tend to be more volatile than the markets of more developed foreign countries, have less mature and diverse economies and have less stable political systems than those of developed foreign countries. The securities of emerging market issuers may experience rapid and significant price changes, including price drops.


Group of Equity Funds                    12

------------------------------------------------------------------------------------------------------------------------------------
          Total return    Because the fund is newly organized, it does not yet have a full calendar year of performance history
           performance    which can be shown in a bar chart or total return table.
------------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. Other expenses are based upon estimates for the current fiscal year.

                                                            International Value
                                                             Opportunities Fund

Shareholder fees                                                   None
(fees paid directly from your investment)

Redemption fee(1)                                                   2%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2)
(expenses that are deducted from fund assets)

        Management fees                                            0.75%

        Distribution (12b-1) fees                                  None

        Other expenses                                             1.21%

        Total annual fund operating expenses                       1.96%

----------------------------------------------

(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 90 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2)Because the adviser has agreed to cap the fund's operating expenses, actual expenses are estimated to be:

   Management fees                                                 0.75%

   Other expenses                                                  0.15%

   Total annual fund operating expenses                            0.90%

This cap may be changed or eliminated at any time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                After       After
                                               1 Year      3 Years

International Value Opportunities Fund          $199         $615


                                        13                 Group of Equity Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

                          Additional Information About the Funds' Principal Investments
                          Equity investments Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, investment grade convertible securities, depository receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations. Small Cap Value
                          Fund, Small Cap Growth Fund, Small Capitalization Equity Fund, Small Cap Tax-Sensitive Equity Fund and
                          International Small Cap Fund may each invest up to 20% of net assets in equity securities of companies with total market capitalization greater than that described on pages 4, 6, 8, and 10.

                          Tax management strategies The Small Cap Tax-Sensitive Equity Fund uses the tax management strategies described in the risk/return summary to limit the amount of income subject to state as well as federal income taxes. However, the Small Cap Tax-Sensitive Equity Fund does not attempt to address the tax laws of any particular state. The fund will follow these strategies only to the extent that they do not conflict with the fund's investment strategies and other operational needs. For example, the fund may sell and realize short term gains on a stock if the stock appears to have peaked or is expected to decline in value, to increase diversification or to raise cash to pay expenses or meet shareholder redemption requests. In addition, some of the equity and fixed income securities in the fund's portfolios will regularly generate taxable income.

                          Foreign securities International Core Equity Fund, International Small Cap Fund and International Value
          The funds can   Opportunities Fund invest primarily in securities of companies located in foreign countries. Each fund
invest in various types   intends to invest in a broad range of (and in any case at least five different) countries. However, each
  of equity securities,   fund is not required to invest in every country represented in, or to match the country weightings of,
  as well as securities   its index.
    of foreign issuers.
     International Core   International Core Equity Fund and International Small Cap Fund may each invest up to 25% of assets in
        Equity Fund and   securities of issuers located in emerging market countries but not more than 5% of assets in companies
    International Small   located in any one emerging market country. International Value Opportunities Fund may invest up to 35%
     Cap Fund emphasize   of assets in securities of issuers located in emerging market countries. An emerging market is any
 investments in foreign   country not represented in the Morgan Stanley Capital International World Index, which is an index of
                stocks.   stocks of companies in developed countries.

                          Large Cap Core Fund may invest without limit in foreign securities traded in a U.S. market, but only 10%
                          of assets in foreign securities traded outside the U.S. Small Cap Value Fund, Small Cap Growth Fund,
                          Small Capitalization Equity Fund and Small Cap Tax-Sensitive Equity Fund may each invest up to 15% of assets in foreign securities, including those of emerging market issuers, regardless of where they are traded.

                          The risks of investing in foreign securities are described under "Principal risks of investing in the funds" on pages 10 and 12.

                          Information About the Funds' Other Investment Strategies

                          Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

                          Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

                          o To hedge against adverse changes--caused by changing interest rates, stock market prices or currency exchange rates--in the market value of securities held by or to be bought for a fund.

                          o As a substitute for purchasing or selling securities.

                          o To enhance a fund's potential gain in non-hedging situations.

                          A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

                          Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.


Group of Equity Funds                     14

--------------------------------------------------------------------------------

Fixed income securities Large Cap Core Fund may invest up to 20% of net assets in high grade fixed income securities. International Core Equity Fund, International Small Cap Fund and International Value Opportunities Fund may each invest up to 20% of net assets in high grade fixed income securities and may invest in preferred stocks of any credit quality if common stocks of that company are not available. These funds' fixed income securities may be of any maturity or duration. Small Cap Value Fund, Small Cap Growth Fund, Small Capitalization Equity Fund and Small Cap Tax-Sensitive Equity Fund may each invest up to 20% of net assets in high grade fixed income securities with remaining maturities of three years or less. Each fund may invest up to 5% of assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

The funds' fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies.

Credit quality and risk Securities are investment grade or high grade if:

o They are rated, respectively, in one of the top four or top three long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the adviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

o Interest rates rise, which will make the prices of fixed income securities go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

If a security receives "split" (different) ratings from multiple rating organizations, a fund will treat the security as being rated in the higher rating category. A fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Investment objective Small Cap Value Fund's, Small Cap Growth Fund's, Small Cap Tax-Sensitive Equity Fund's, International Small Cap Fund's and International Value Opportunities Fund's investment objectives may be changed by the fund's trustees without shareholder approval. However, each fund's key investment strategy of investing at least 80% of net assets in particular types of securities may not be changed unless the fund provides 60 days advance notice to its shareholders.


                                        15                 Group of Equity Funds

The Investment Adviser
--------------------------------------------------------------------------------

                          About The Boston Company Asset
                          Management LLC ("TBCAM")

                          TBCAM was founded in 1970 and manages more than $28 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships. TBCAM is the adviser to each fund.

         TBCAM offers     TBCAM is an indirect subsidiary of Mellon Financial Corporation. Mellon is a global financial services
     a broad array of     company with approximately $3.6 trillion of assets under management, administration or custody, including
  investment services     approximately $679 billion under management. Mellon provides wealth management, global investment
        that includes     services and a comprehensive array of banking services for individuals, businesses and institutions.
        management of
         domestic and     On July 1, 2003, TBCAM replaced Standish Mellon Asset Management Company LLC ("Standish Mellon") as
 international equity     investment adviser to each Fund (except International Value Opportunities Fund which is newly organized)
           portfolio.     by assuming all of Standish Mellon's responsibilities and rights under the investment advisory agreements between each fund and Standish Mellon. Standish Mellon is also a wholly owned subsidiary of Mellon.

                          TBCAM believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, TBCAM has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at TBCAM.

                          TBCAM relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity markets. In each market, TBCAM seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. TBCAM uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace.
                          Such issues are frequently undervalued and present growth opportunities that can be exploited by TBCAM's portfolio managers.

                          TBCAM strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, TBCAM has built a powerful internal network of overlapping resources.


Group of Equity Funds                     16

Fund Details
--------------------------------------------------------------------------------

Fund Managers

------------------------------------------------------------------------------------------------------------------------------------
Fund                               Fund managers                   Positions during past five years*
Large Cap Core Fund                David H. Cameron, CFA           Senior vice president, Dave serves as the Director of our Core and Growth strategies.

                                   Sean P. Fitzgibbon, CFA         Senior Vice President, Sean is the portfolio manager for our US
                                                                   Large Cap Core Equity and Long/Short strategies. He is also a member of our Global Equity Investment Team. In addition, Sean is responsible for conducting research covering the health care and consumer discretionary sectors.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund               Joseph M. Corrado, CFA          Senior Vice President, Joe is a portfolio manager for our US
                                                                   Small Cap Growth and US Small Cap Value Equity strategies. He is also responsible for conducting research covering the consumer services and financial sectors. In addition, Joe is a member of our Global Equity Investment Team.

                                   Stephanie K. Brandaleone, CFA   Vice President, Stephanie is a portfolio manager for our US Small
                                                                   Cap Growth and US Small Cap Value Equity strategies. She also conducts research covering the consumer services sector.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund              B. Randall Watts, Jr., CFA      Senior Vice President, Randy is the lead portfolio manager for
Small Capitalization Equity Fund                                   our US Small Cap Growth and US Small Cap Value Equity strategies.
Small Cap Tax-Sensitive Equity                                     He also conducts research covering the technology and industrial
Fund                                                               sectors.

------------------------------------------------------------------------------------------------------------------------------------
International Core Equity Fund     Remi J. Browne, CFA             Senior Vice President, Remi is the lead portfolio manager for our
                                                                   Global Equity and International Core disciplines. He is also a member of the portfolio management team for our International
                                                                   Small Cap Equity strategy. In addition, Remi is responsible for conducting research covering the financial sector.

                                   Peter S. Carpenter, CFA         Vice President, Peter serves as assistant portfolio manager for our Global Equity, International Core and International Small Cap
                                                                   Equity strategies. He is also responsible for conducting research covering the industrial and consumer discretionary sectors.

------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund       Daniel B. LeVan, CFA            Senior Vice President, Dan is the lead portfolio manager for our
                                                                   International Small Cap Equity strategy. He is also a member of the portfolio management team for our Global Equity and
                                                                   International Core Equity disciplines. In addition, Dan is responsible for conducting research covering the health care and technology sectors.

------------------------------------------------------------------------------------------------------------------------------------
International Value                D. Kirk Henry, CFA              Senior Vice President, Kirk is the Director of our International
Opportunities Fund                                                 Value Equity strategy.

                                   Carolyn Kedersha, CFA, CPA      Senior Vice President, Carolyn is a portfolio manager and
                                                                   analyst.

                                   Clifford A. Smith, CFA          Senior Vice President, Clifford is a portfolio manager and analyst.
------------------------------------------------------------------------------------------------------------------------------------

Advisory services and fees

TBCAM provides each fund with portfolio management and investment research services, places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the fiscal year ended September 30, 2003, each fund in operation prior to July 1, 2003 paid an advisory fee to Standish Mellon (for the period from October 1, 2002 to June 30, 2003) and to TBCAM (for the period from July 1, 2003 to September 30, 2003) for these services. Standish Mellon and TBCAM, as its successor, have agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These agreements are temporary and may be terminated or changed at any time.

------------------------------------------------------------------------------------------------------------------------------------
                                       Annual Advisory Fee Rates (as a percentage of the
                                                  fund's average net assets)

                                        Actual advisory fee paid     Contractual advisory    Current expense limitation**
-------------------------------------------------------------------------------------------------------------------------
Large Cap Core Fund                              0.44%                     0.50%                       0.90%
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                             0.80%                     0.80%                       1.25%
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                            0.52%                     0.80%                       1.20%
-------------------------------------------------------------------------------------------------------------------------
Small Capitalization Equity Fund                 0.00%                     0.60%                       1.00%
-------------------------------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund              0.73%                     0.80%                       1.10%
-------------------------------------------------------------------------------------------------------------------------
International Core Equity Fund                   0.69%                     0.80%                       1.25%
-------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                     0.88%                     1.00%                       1.50%
-------------------------------------------------------------------------------------------------------------------------
International Value Opportunities Fund          N/A***                     0.75%                       0.90%
-------------------------------------------------------------------------------------------------------------------------

*Includes positions with Standish Mellon prior to July 1, 2003 and with the predecessor to Standish Mellon for periods prior to August 1, 2001.

**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Standish Mellon and/or TBCAM. ***Because International Value Opportunities Fund is newly organized, it did not pay advisory fees in 2003.


                                        17                 Group of Equity Funds

Advisor performance
--------------------------------------------------------------------------------

The following table presents the past performance of a composite of certain accounts managed by TBCAM. The All Country World Index (ACWI) ex-US Value Equity composite is comprised of all fee paying accounts under discretionary management by TBCAM that have substantially similar investment objectives, policies and strategies as The Boston Company International Value Opportunities Fund. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of TBCAM in managing portfolios with investment objectives, policies and strategies substantially similar to those of The Boston Company International Value Opportunities Fund. To calculate the performance of the composite net of all operating expenses, the estimated annual fund operating expenses payable by The Boston Company International Value Opportunities Fund were used.

The historical performance of the ACWI ex-US Value Equity composite is not that of any of the Mellon Institutional Funds, including The Boston Company International Value Opportunities Fund and is not necessarily indicative of any fund's future results. The Boston Company International Value Opportunities Fund is expected to commence operations on June 15, 2004, and does not yet have a full year of its own performance record. The Boston Company International Value Opportunities Fund's actual performance may vary significantly from the past performance of the composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund's shares and a fund's obligation to redeem its shares will not adversely impact the fund's performance. Also, while the composite does include mutual fund accounts, most of the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If applicable, these limitations, requirements and restrictions may have adversely affected the performance results of the composite.

All Country World Index (ACWI) EX-US VALUE EQUITY COMPOSITE PERFORMANCE

-------------------------------------------------------------------------------------------------------------------------
                                                   Average Annual Total Return for the Periods Ended December 31, 2003:

ACWI ex-US Value Equity Composite*                 1 Years       3 Years       Since Inception on January 1, 1999
Composite net of all fund operating expenses        38.81%         4.43%               7.33%
Composite gross of all operating expenses           41.50%         6.49%               9.44%
MSCI ACWI ex-US Free index                          39.42%        -2.64%               0.45%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                   Average Annual Total Return For the Periods Ended December 31:

ACWI ex-US Value Equity Composite*                     1999         2000         2001        2002         2003
Composite net of all fund operating expenses          34.16%        -6.79%       -9.16%       -9.68%      38.81%
Composite gross of all operating expenses             36.74%        -4.93%       -7.36%       -7.86%      41.50%
MSCI ACWI ex-US Free index                            27.93%       -13.37%      -21.40%      -15.80%      39.42%
-------------------------------------------------------------------------------------------------------------------------

--------------------------

Because the adviser has voluntarily agreed to limit the fund's total operating expenses for the current year to 0.90%, the performance of the composite net of advisory fees and expenses after giving effect to the expense limitation would have been:

                                                   Average Annual Total Return for the Periods Ended December 31, 2003:

ACWI ex-US Value Equity Composite*                 1 Years       3 Years       Since Inception on January 1, 1999
Composite net after expense limitation             40.23%          5.54%           8.46%

                                                   Average Annual Total Return For the Periods Ended December 31:

ACWI ex-US Value Equity Composite*                     1999         2000         2001        2002         2003
Composite net after expense limitation                35.56%       -5.79%       -8.19%      -8.69%       40.23%

*The ACWI ex-U.S. Value Equity composite includes all fee paying discretionary accounts managed by TBCAM which have substantially similar investment objectives, policies and strategies as The Boston Company International Value Opportunities Fund. As of December 31, 2003, the ACWI ex-U.S. Value Equity composite was composed of 7 accounts totaling approximately $2.2 billion.


Group of Equity Funds                   18

Investment and Account Information
--------------------------------------------------------------------------------

       How to purchase    Minimum initial investment: $100,000
                shares
                          Minimum subsequent investment: $5,000

                          Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of TBCAM and Standish Mellon and their immediate families.

                          All orders to purchase shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

                          Shares of the funds are not available for sale in every state.

              By check    -----------------------------------------------------------------------------------------------------
                          o Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.

                          o Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

               By wire    -----------------------------------------------------------------------------------------------------
    Opening an account    o Send the completed original account application to the distributor.

                          o Call the distributor to obtain an account number.

                          o Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).


          Adding to an    o Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon
               account      Bank, N.A. (see below).

                By fax    -----------------------------------------------------------------------------------------------------
    Opening an account    o Fax the completed account application to 781-796-2864.

                          o Mail the original account application to the distributor.

                          o Follow the instructions for opening an account by wire.


          Adding to an    o Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of
               account      the request.

                          o Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon
                            Bank, N.A.

                          -----------------------------------------------------------------------------------------------------

   Through a financial    o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are
          intermediary      responsible for transmitting orders to the distributor or its agent by the specified deadline.

     Opening or adding
         to an account
                          -----------------------------------------------------------------------------------------------------

               The distributor's address is:                Wire instructions:
               Mellon Funds Distributor, L.P.               Mellon Bank, N.A.
               P.O. Box 8585                                Boston, MA
               Boston, Massachusetts 02266-8585             ABA#: 011001234
               Tel:  1-800-221-4795                         Account #: 56-5849
               Fax: 781-796-2864                            Fund name:
               Email: mifunds@mellon.com                    Investor account #:


                                         19                Group of Equity Funds

------------------------------------------------------------------------------------------------------------------------------------
       How to exchange    You may exchange shares of a fund for shares of any other fund in the Mellon Institutional Funds family
                shares    of funds, if the registration of both accounts is identical. Shares exchanged within 90 days of purchase may be subject to a redemption fee. See page 22 for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege effecting all shareholders on 60 days' notice.
                          Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, TBCAM may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. The exchange limit may be modified to conform to retirement plan exchange limits and Department of Labor regulations.

                          Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

               By mail    ----------------------------------------------------------------------------------------------------------
                          o Send a letter of instruction to the distributor signed by each registered account owner.

                          o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                          o Provide both account numbers.

                          o Signature guarantees may be required (see below).

          By telephone    ----------------------------------------------------------------------------------------------------------
                          o If the account has telephone privileges, call the distributor.

                          o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                          o Provide both account numbers.

                          o The distributor may ask for identification and all telephone transactions may be recorded.

  How to redeem shares    All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 90 days of purchase may be subject to a redemption fee.
                          See page 22 for more information.

               By mail    ----------------------------------------------------------------------------------------------------------
                          o Send a letter of instruction to the distributor signed by each registered account owner.

                          o State the name of the fund and number of shares or dollar amount to be sold.

                          o Provide the account number.

                          o Signature guarantees may be required (see below).

          By telephone    ----------------------------------------------------------------------------------------------------------
                          o If the account has telephone privileges, call the distributor.

     For check or wire    o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application. The distributor may ask for identification and all telephone transactions may be recorded.

                By fax    ----------------------------------------------------------------------------------------------------------
                          o Fax the request to the distributor at 781-796-2864.

                          o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                          o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
                          ----------------------------------------------------------------------------------------------------------
   Through a financial    o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are
          intermediary      responsible for transmitting orders to the distributor or its agent by the specified deadline.


Group of Equity Funds                       20

             Good form    o Good form means that you have provided adequate instructions and there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.

                          ----------------------------------------------------------------------------------------------------------

        Redemption Fee    Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Small Cap Value
                          Fund, Small Cap Growth Fund, Small Capitalization Equity Fund, Small Cap Tax-Sensitive Equity Fund,
                          International Core Equity Fund, International Small Cap Fund and International Value Opportunities
                          Fund each impose a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

                          The redemption fee is applicable to all short-term redemptions or exchanges of shares except for redemptions or exchanges of shares by the following categories of shareholders:

                          o Omnibus accounts maintained by fund networks or "supermarkets" which have indicated to the fund that they are not able to apply the redemption fee to the underlying shareholders at the sub-account level or, to do so, would need to rely on capabilities of the fund's transfer agent, which capabilities, the fund's transfer agent does not currently possess;

                          o Accounts maintained by banks or trust companies as nominees for the underlying shareholders when the banks or trust companies have indicated to the fund that they are not able to apply the redemption fee to the underlying shareholders;

                          o All direct shareholders except direct shareholders who are employees of the adviser  or its affiliates;

                          o All retirement plans, including Rule 401(k) plans, Rule 403(b) plans, all IRA and SEP-IRA accounts, all
                            Rule 457 plans, and all profit sharing and employee benefit plans.


                                        21                 Group of Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. This generally will be a taxable event for you. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o members of the STAMP program or the Exchange's Medallion Signature Program

o a broker or securities dealer

o a federal savings, cooperative or other type of bank

o a savings and loan or other thrift institution

o a credit union

o a securities exchange or clearing agency

A notary public cannotprovide a signature guarantee.

Household delivery of fund documents. With your consent, TBCAM may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting TBCAM, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. TBCAM will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (generally at 4:00 p.m., New York time) on each day the exchange is open. The Small Cap Growth Fund calculates the NAV of each class separately. The service class shares of Small Cap Growth Fund are offered in another prospectus. If the NYSE closes early, the funds accelerate calculation of NAV and transaction deadlines to that time. Each fund values the securities in its portfolio primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost.

Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invest in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

In the case of the International Core Equity Fund, International Small Cap Fund and International Value Opportunities Fund, the fair value pricing procedures require these funds to fair value foreign equity securities if there has been a movement (either up or down) in the U.S. equity markets that exceeds a specified dailythreshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is expected that these funds will use fair value prices for foreign equity securities in their portfolios to a significant extent, including as frequently as several times each week.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds, declare and pay dividends, if any, from net investment income semiannually and generally distribute capital gains annually. Most of a fund's distributions will be from capital gains. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash.


Group of Equity Funds                   22

Fund Details
--------------------------------------------------------------------------------

Taxes

------------------------------------------------------------------------------------------------------
Transactions                            Tax Status
Sales or exchanges of shares            Usually capital gain or loss. Tax rate depends on how long shares are held.

Distributions of long-term capital      Taxable as long-term capital gain.
gain

Distributions of short-term capital     Taxable as ordinary income.
gain

Dividends from net investment income    Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% federal tax rate if so designated by a fund and certain other
                                        conditions are met.
------------------------------------------------------------------------------------------------------

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to a 28% federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

Master/feeder structure

Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, International Core Equity Fund and International Small Cap Fund are "feeder" funds that invest exclusively in corresponding "master" portfolios with an identical investment objective. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

--------------------------------------------------------------------------------

                          The funds' service providers

       Principal Underwriter                     Independent Auditors
   Mellon Funds Distributor, L.P.             PricewaterhouseCoopers LLP

   Custodian and Fund Accountant                     Legal Counsel
         Mellon Bank, N.A.             Wilmer Cutler Pickering Hale and Dorr LLP

           Transfer Agent
       Dreyfus Transfer, Inc.


                                     23                    Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2003 and earlier was audited by PricewaterhouseCoopers LLP, independent auditors, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request). The information for the semi-annual period ended March 31, 2004 is unaudited. Because the International Value Opportunities Fund is newly organized, no financial highlights are available.

Large Cap Core Fund

                                            Semi-annual
                                            period ended
                                              March 31,
                                             (unaudited)                  Fiscal year ended September 30,
                                           --------------   ------------------------------------------------------------------------
                                                2004           2003          2002            2001            2000           1999
Net asset value--beginning of period          $31.43          $26.13       $34.00           $41.71          $37.79         $37.47
                                              ------          ------       ------           ------          ------         ------
Income from investment operations
        Net investment income*(1)               0.13            0.36         0.32             0.39            0.29           0.29
        Net realized and unrealized
        gain (loss) on investment(5)            4.35            5.30        (5.77)(5)        (2.77)           5.73           4.49
                                              ------          ------       ------           ------          ------         ------
        Total from investment operations        4.48            5.66         5.45            (2.38)           6.02           4.78
                                              ------          ------       ------           ------          ------         ------

Less distributions declared to
  shareholders
        From net investment income             (0.19)          (0.36)       (0.21)           (0.29)          (0.23)         (0.23)
        From net realized gain on
        investments                               --              --        (2.21)           (5.04)          (1.87)         (4.23)
                                              ------          ------       ------           ------          ------         ------
        Total distributions declared to
        shareholders                           (0.19)          (0.36)       (2.42)           (5.33)          (2.10)         (4.46)
                                              ------          ------       ------           ------          ------         ------
        Net asset value--end of period        $35.72          $31.43       $26.13           $34.00          $41.71         $37.79
                                              ======          ======       ======           ======          ======         ======

Total return(4)                                14.29%          21.76%      (17.70)%          (7.18)%         16.52%         12.29%
Ratios (to average daily net assets)/
  Supplemental data
        Net assets at end of period
        (000 omitted)                        $60,330         $64,150      $55,029          $75,489         $93,315       $130,556
        Expenses(3)                             0.79%           0.71%        0.71%            0.71%           0.71%          0.66%
        Net investment income                   0.75%           1.23%        0.96%            1.00%           0.76%          0.74%
        Portfolio turnover(2)                     30%(7)         104%          80%              62%             92%            90%
-------------------------------------

*The adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:
Net investment income per share                $0.12           $0.29(9)     $0.27(1)         $0.38(1)        $0.28(1)         N/A
Ratios (to average net assets)
Expenses(3)                                     0.83%           0.93%        0.83%            0.73%           0.73%           N/A
Net investment income                           0.71%           1.01%        0.84%            0.98%           0.74%           N/A

(1)Calculated based on average shares outstanding.

(2)Information provided is for The Boston Company Large Cap Core Portfolio (formerly Standish Select Value Portfolio), which is the master fund in which the fund invests all of its investable assets.

(3)Includes the fund's share of The Boston Company Large Cap Core Portfolio's (formerly Standish Select Value Portfolio) allocated expenses.

(4)Total return would have been lower in the absence of expense waivers.

(5)Amount includes litigation proceeds received by the Fund for $0.02.

(6)Calculated on an annualized basis.

(7)Not annualized.


Group of Equity Funds              24

Financial Highlights
--------------------------------------------------------------------------------

Small Cap Value Fund

                                            Semi-annual
                                            period ended
                                              March 31,
                                             (unaudited)       Fiscal year ended September 30,       For the period February 1, 2000
                                           --------------   --------------------------------------     (Commencement of Operations)
                                                2004           2003          2002            2001         To September 30, 2000
Net asset value--beginning of period          $18.49          $14.30       $13.86           $14.01                $11.05
                                              ------          ------       ------           ------                ------
Income from investment operations
        Net investment income (loss)*(4)       (0.04)          (0.01)        0.05             0.10                  0.04
        Net realized and unrealized gain
        (loss)                                  4.44            4.24         0.75             0.31                  2.94
                                              ------          ------       ------           ------                ------
        Total from investment operations        4.40            4.23         0.80             0.41                  2.98
                                              ------          ------       ------           ------                ------
Less distributions declared to shareholders
        From net investment income                --           (0.02)       (0.04)           (0.06)                (0.02)
        From net realized gain on
        investments                            (1.80)          (0.02)       (0.32)           (0.50)                   --
                                              ------          ------       ------           ------                ------
        Total distributions                    (1.80)          (0.04)       (0.36)           (0.56)                (0.02)
                                              ------          ------       ------           ------                ------
        Net asset value--end of period        $21.09          $18.49       $14.30           $13.86                $14.01
                                              ======          ======       ======           ======                ======
Total return(2)                                24.68%          29.64%        5.43%            3.12%                26.98%(3)
Ratios (to average daily net assets)/
  Supplemental data
        Net assets at end of period
        (000 omitted)                        $54,883         $45,305      $35,934          $28,532                $3,764
        Expenses*                               1.18%(6)        1.15%(5)     1.00%            1.00%                 1.00%(6)
        Net investment income (loss)*          (0.42)%(6)      (0.05)%       0.32%            0.68%                 0.50%(6)
        Portfolio turnover(4)                     83%(3)          51%         164%             149%                   71%(3)

-----------------------------------
*The investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and reimbursed the fund for all or a portion of its operating expenses. If these voluntary actions had not been taken, the net investment income per share and the ratios would have been:
Net investment income (loss) per share           N/A          $(0.03)(1)    $0.01(1)         $0.05(1)             $(0.26)(1)
Ratios (to average net assets)
Expenses                                         N/A            1.28%(5)     1.24%            1.37%                 4.51%(6)
Net investment income (loss)                     N/A           (0.18)%       0.08%            0.31%                (3.01)%(6)

(1)Calculated based on average shares outstanding.

(2)Total return would have been lower in absence of expense waivers.

(3)Not annualized.

(4)Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is 102% from January 28, 2003 to September 30, 2003.

(5)Includes the Fund's share of The Boston Company Small Cap Value Portfolio's allocated expenses.

(6)Calculated on an annualized basis.


                                        25                 Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund
(Institutional Class Shares)

                                            Semi-annual
                                            period ended
                                              March 31,
                                             (unaudited)                  Fiscal year ended September 30,
                                           --------------   ------------------------------------------------------------------------
                                                2004           2003          2002            2001            2000           1999
Net asset value--beginning of period          $32.41          $24.78       $29.28           $60.87          $38.28         $22.22
                                              ------          ------       ------           ------          ------         ------
Income from investment operations
        Net investment income (loss)*(1)       (0.16)          (0.11)       (0.16)           (0.19)          (0.43)         (0.24)
        Net realized and unrealized gain
        (loss)                                  7.69            7.74(4)     (4.34)(4)       (25.66)          26.82          16.30
                                              ------          ------       ------           ------          ------         ------
        Total from investment operations        7.53            7.63        (4.50)           25.85           26.39          16.06
                                              ------          ------       ------           ------          ------         ------
Less distributions declared to
  shareholders
        From net realized gain on
        investments                               --              --           --            (5.74)          (3.80)            --
                                              ------          ------       ------           ------          ------         ------
        Total distributions                       --              --           --            (5.74)          (3.80)            --
                                              ------          ------       ------           ------          ------         ------
        Net asset value--end of period        $39.94          $32.41       $24.78           $29.28          $60.87         $38.28
                                              ======          ======       ======           ======          ======         ======
Total return**                                 23.20%          30.79%      (15.37)%         (45.36)%         71.60%         72.14%
Ratios (to average daily net assets)/
  Supplemental data
        Net assets at end of period
        (000 omitted)                        $22,183         $21,168      $18,780          $31,365         $82,840        $44,031
        Expenses*(2)                            1.13%(5)        1.00%        1.00%            1.00%           0.98%          1.00%
        Net investment income (loss)*          (0.87)%(5)      (0.42)%      (0.52)%          (0.48)%         (0.70)%        (0.73)%
        Portfolio turnover(3)                     85%(6)         261%         239%             191%            305%           242%

----------------------------------------
*The investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and reimbursed the fund for all or a portion of its operating expenses. If these voluntary actions had not been taken, the net investment income per share and the ratios would have been:
Net investment income (loss) per share(1)     $(0.20)         $(0.30)(1)   $(0.25)          $(0.28)            N/A         $(0.30)
Ratios (to average net assets)
Expenses(2)                                     1.34%(5)        1.66%        1.29%            1.20%            N/A           1.18%
Net investment loss                            (1.08)%(5)      (1.08)%      (0.81)%          (0.68)%           N/A          (0.91)%

(1)Calculated based on average shares outstanding.

(2)Includes the fund's share of The Boston Company Small Cap Growth Portfolio's (formerly Standish Small Cap Growth Portfolio) allocated expenses.

(3)The portfolio turnover provided is for The Boston Company Small Cap Growth Portfolio (formerly Standish Small Cap Growth Portfolio), which is the master portfolio in which the fund invests all of its investable assets.

(4)Amount includes securities litigation proceeds received by the fund for $0.01 for the year ended September 30, 2003 and $0.01 for the year ended September 30, 2002.

(5)Calculated on an annualized basis.

(6)Not annualized.

**Total return would have been lower in the absence of expense waivers.


Group of Equity Funds                26

Financial Highlights
--------------------------------------------------------------------------------

Small Capitalization Equity Fund

                                            Semi-annual
                                            period ended
                                              March 31,
                                             (unaudited)                  Fiscal year ended September 30,
                                           --------------   ------------------------------------------------------------------------
                                              2004           2003           2002          2001(5)         2000(5)        1999(5)
Net asset value--beginning of period         $9.48          $7.10          $8.15         $230.48          $163.38        $125.22
                                           -------        -------        -------         -------         --------       --------
Income from investment operations
        Net investment income (loss)*(1)     (0.04)         (0.01)         (0.02)          (0.07)           (1.29)         (0.84)
        Net realized and unrealized gain
        (loss)                                2.32           2.39(6)       (1.03)(6)      (54.83)(6)       101.69          53.31
                                           -------        -------        -------         -------         --------       --------
        Total from investment operations      2.28           2.38           1.05          (54.90)          100.40          52.47
                                           -------        -------        -------         -------         --------       --------
Less distributions declared to shareholders
        From net investment income              --           0.00(7)          --
        From net realized gain on
        investments                             --             --             --         (167.43)          (33.30)        (14.31)
                                           -------        -------        -------         -------         --------       --------
        Total distributions declared to
        shareholders                            --             --             --         (167.43)          (33.30)        (14.31)
                                           -------        -------        -------         -------         --------       --------
        Net asset value--end of period      $11.76          $9.48          $7.10           $8.15          $230.48        $163.38
                                           =======        =======        =======         =======         ========       ========
Total return*                                23.93%         33.54%        (12.88)%        (46.58)%          67.64%         44.02%
Ratios (to average daily net assets)/
  Supplemental data
        Net assets at end of period
        (000 omitted)                      $20,340        $21,852        $18,861         $17,073         $151,063       $147,332
        Expenses*(2)                          0.96%+         0.74%          0.74%           0.74%            0.74%          0.74%
        Net investment income (loss)*        (0.71)%+       (0.17)%        (0.24)%         (0.33)%          (0.57)%        (0.56)%
        Portfolio turnover                      89%++         252%(4)        248%(4)         136%(4)          153%(4)        173%(3)

--------------------------------------
*The investment adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses.
Had these actions not been taken, the net investment income per share and the ratios would have been:
Net investment income (loss) per share      $(0.06)(1)     $(0.07)(1)     $(0.08)(1)      $(0.14)(1)       $(0.45)(1)     $(0.30)(1)
Ratios (to average net assets)
Expenses(2)                                   1.27%+         1.40%          1.46%           1.08%            0.77%          0.80%
Net investment income (loss)                 (1.02)%+       (0.83)%        (0.96)%         (0.67)%          (0.60)%        (0.62)%

+Calculated on an annualized basis.

++Not annualized.

+++Total return would have been lower in absence of expense waivers.

(1)Calculated based on average shares outstanding.

(2)Includes the fund's share of The Boston Company Small Capitalization Equity Portfolio's (formerly Standish Small Capitalization Equity Portfolio) allocated expenses for the periods from May 3, 1996 to January 27, 2000.

(3)Represents activity of the The Boston Company Small Capitalization Equity Portfolio (formerly Standish Small Capitalization Equity Portfolio), while the Fund was invested in The Boston Company Small Capitalization Equity Portfolio.

(4)Represents portfolio turnover while the fund was investing directly in securities.

(5)Amounts were adjusted to reflect a 1:3 reverse share split effective December 14, 2000.

(6)Amount includes litigation proceeds received by the Fund of $0.01 for the year ended September 30, 2003 relating to securities litigation and $0.15 for the year ended September 30, 2002 relating to the settlement of multiple class action lawsuits and $0.14 for the year ended September 30, 2001 relating to NASDAQ recovery.

(7)Calculates to less than $0.01 per share.


                                        27                 Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------

Small Cap Tax-Sensitive Equity Fund

                                            Semi-annual
                                            period ended
                                              March 31,
                                             (unaudited)                  Fiscal year ended September 30,
                                           -------------- --------------------------------------------------------------------------
                                              2004            2003           2002          2001            2000          1999
Net asset value--beginning of period         $29.58         $22.53         $26.23          $63.32           $40.70        $25.89
                                           --------       --------        -------         -------         --------      --------
Income from investment operations
        Net investment income (loss)*(1)      (0.13)         (0.11)         (0.13)          (0.20)           (0.39)        (0.21)
        Net realized and unrealized
        gain (loss)                            7.07           7.16(2)       (3.57)(2)      (28.28)           33.65         15.02
                                           --------       --------        -------         -------         --------      --------
        Total from investment operations       6.94           7.05          (3.70)         (28.48)           33.26         14.81
                                           --------       --------        -------         -------         --------      --------
Less distributions declared to shareholders
        From net realized gain on
        investments                              --             --             --           (8.61)          (10.64)           --
                                           --------       --------        -------         -------         --------      --------
        Total distributions declared to
        shareholders                             --             --             --           (8.61)          (10.64)           --
                                           --------       --------        -------         -------         --------      --------
        Net asset value--end of period       $36.52         $29.58         $22.53          $26.23           $63.32        $40.70
                                           ========       ========        =======         =======         ========      ========
Total return**                                23.42%         31.29%        (14.11)%        (49.81)%          86.20%        57.03%
Ratios (to average daily net assets)/
  Supplemental data
        Net assets at end of period
        (000 omitted)                      $123,916       $106,718        $82,469         $81,711         $215,201      $143,075
        Expenses*                              1.01%(3)       1.00%          1.00%           1.00%            0.87%         0.78%
        Net investment income (loss)*         (0.75)%(3)     (0.43)%        (0.47)%         (0.54)%          (0.60)%       (0.60)%
        Portfolio turnover                       82%(4)        252%           241%            174%             182%          168%

----------------------------------------

*For the periods indicated, the investment adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:
Net investment income per share(1)              N/A        $(0.13)         $(0.15)         $(0.21)             N/A        $(0.22)
Ratios (to average net assets
Expenses                                        N/A          1.07%           1.08%           1.04%             N/A          0.79%
Net investment income                           N/A         (0.50)%         (0.55)%         (0.58)%            N/A         (0.61)%

(1)Calculated based on average shares outstanding.

(2)Amount includes securities litigation proceeds received by the fund at less than $0.01 for the year ended September 30, 2003 and $0.02 for the year ended September 30, 2002.

(3)Calculated on an annualized basis.

(4)Not annualized.

**Total return would have been lower in the absence of expense waivers.


Group of Equity Funds                     28

Financial Highlights
--------------------------------------------------------------------------------

International Core Equity Fund

                                            Semi-annual
                                            period ended
                                              March 31,
                                             (unaudited)                  Fiscal year ended September 30,
                                           -------------- --------------------------------------------------------------------------
                                              2004            2003           2002          2001            2000          1999
Net asset value--beginning of period         $21.62        $17.10         $18.53          $23.45           $23.77         $20.17
                                            -------       -------        -------         -------          -------        -------
Income from investment operations
        Net investment income*(1)              0.09          0.23           0.25            0.24             0.24           0.27
        Net realized and unrealized
        gain (loss)                            5.13          4.55          (1.48)          (3.63)            1.42           3.98
                                            -------       -------        -------         -------          -------        -------
        Total from investment operations       5.22          4.78          (1.23)          (3.39)            1.66           4.25
                                            -------       -------        -------         -------          -------        -------
Less distributions declared to shareholders
        From net investment income            (0.24)        (0.26)         (0.20)          (0.20)           (0.43)         (0.33)
        From net realized gain on
        investments                              --            --             --           (1.33)           (1.55)         (0.32)
                                            -------       -------        -------         -------          -------        -------
        Total distributions declared to
        shareholders                          (0.24)        (0.26)         (0.20)          (1.53)           (1.98)         (0.65)
                                            -------       -------        -------         -------          -------        -------
        Net asset value--end of period       $26.60        $21.62         $17.10          $18.53           $23.45         $23.77
                                            =======       =======        =======         =======          =======        =======
Total return**                                24.25%        28.23%         (6.77)%        (15.40)%           7.07%         21.26%
Ratios (to average daily net assets)/
  Supplemental data
        Net assets at end of period
        (000 omitted)                       $91,234       $77,727        $51,087         $48,227          $39,230        $39,018
        Expenses*                              1.12%(4)      1.16%(3)       1.00%           1.00%            1.00%          1.00%
        Net investment income*                 0.72%(4)      1.21%          1.29%           1.13%            0.98%          1.20%
        Portfolio turnover(2)                    46%(5)        17%            87%             74%             112%           195%
------------------------------------------

*For the periods indicated, the investment adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:
Net investment income per share(1)              N/A         $0.19          $0.18           $0.16            $0.15          $0.18
Ratios (to average net assets)
Expenses                                        N/A          1.34%(3)       1.33%           1.37%            1.36%          1.41%
Net investment income                           N/A          1.03%          0.96%           0.76%            0.62%          0.79%

(1)Calculated based on average shares outstanding.

(2)Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the portfolio is 63% from January 28, 2003 to September 30, 2003.

(3)Includes the Fund's share of The Boston Company International Core Equity Portfolio's (formerly Standish International Equity Portfolio) allocated expenses.

(4)Calculated on an annualized basis.

(5)Not annualized.

**Total return would have been lower in the absence of expense limitations.


                                         29                Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------

International Small Cap Fund

                                            Semi-annual
                                            period ended
                                              March 31,                                          For the period February 1, 2000 (2)
                                             (unaudited)      Fiscal year ended September 30,      (Commencement of Operations)
                                           --------------  ------------------------------------       to September 30, 2000
                                                2004          2003         2002           2001   -----------------------------------
Net asset value--beginning of period            $12.05         $8.91       $8.55         $10.65               $10.00
                                              --------       -------     -------        -------              -------
Income from investment operations
        Net investment income (loss)*(1)          0.04          0.10        0.09           0.11                 0.09
        Net realized and unrealized gain
        (loss)                                    3.46          3.13        0.38(2)       (1.89)                0.63
                                              --------       -------     -------        -------              -------
        Total from investment operations          3.50          3.23        0.47          (1.78)                0.72
                                              --------       -------     -------        -------              -------
Less distributions declared to shareholders
        From net investment income              ($0.07)        (0.09)      (0.11)         (0.08)               (0.07)
        From net realized gain on
        investments                                 --            --          --          (0.24)                  --
                                              --------       -------     -------        -------              -------
        Total distributions                     ($0.07)        (0.09)      (0.11)         (0.32)               (0.07)
                                              --------       -------     -------        -------              -------
        Net asset value--end of period          $15.48        $12.05       $8.91          $8.55               $10.65
                                              ========       =======     =======        =======              =======
Total return**                                   29.18%        36.47%       5.39%        (17.13)%               7.19%(3)
Ratios (to average daily net assets)/
  Supplemental data
        Net assets at end of period
        (000 omitted)                         $139,199       $89,570     $33,770        $22,386              $17,092
        Expenses*                                 1.28%         1.39%       1.25%          1.25%                1.25%(4)
        Net investment income (loss)*             0.45%         1.01%       0.96%          1.10%                1.21%(4)
        Portfolio turnover(6)                       32%(3)        15%         69%            89%                  70%(3)
----------------------------------------

*The investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and reimbursed the fund for all or a portion of its operating expenses. If these voluntary actions had not been taken, the net investment income per share and the ratios would have been:

Net investment income (loss) per share(1)          N/A         $0.08       $0.04          $0.04                $0.01
Ratios (to average net assets)
Expenses                                           N/A          1.65%       1.82%          1.98%                2.29%(4)
Net investment income                              N/A          0.75%       0.39%          0.37%                0.17%(4)

(1)Calculated based on average shares outstanding.

(2)The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

(3)Not annualized.

(4)Calculated on an annualized basis.

(5)Includes the Fund's share of The Boston Company International Small Cap Portfolio's (formerly Standish International Small Cap Portfolio) allocated expenses.

(6)Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the portfolio is 46% from January 28, 2003 to September 30, 2003.

**Total return would have been lower in absence of expense waivers.


Group of Equity Funds                        30

For More
Information
--------------------------------------------------------------------------------

                                                  For investors who want more information   Investors can get free copies of reports
                                                  about The Boston Company equity funds,    and SAIs, request other information and
                                                  the following documents are available     discuss their questions about the fund
                                                  free upon request.                        by contacting the fund at:

                                                                                            Mellon Institutional Funds
           The Boston Company Asset Management,   Annual/Semiannual Reports                 P.O. Box 8585
LLC is an investment advisory firm that manages                                             Boston, MA 02266-8585
 assets for public, corporate and Taft-Hartley,   Additional information about the funds'
       defined benefit plans and endowments and   investments is available in the funds'    Telephone: 1.800.221.4795
   foundation clients, as well as mutual funds.   annual and semiannual reports to
       TBCAM offers a broad array of investment   shareholders. Each fund's annual report   Email:
  services that includes management of domestic   contains a discussion of the market       mifunds@mellon.com
           and international equity portfolios.   conditions and investment strategies
                                                  that significantly affected the fund's    Internet:
                                                  performance during its last fiscal year.  http://www.melloninstitutionalfunds.com

                                                                                            Investors can review the funds' reports
                                                  Statement of Additional                   and SAIs at the Public Reference Room of
                                                  Information (SAI)                         the Securities and Exchange Commission.
                                                                                            Call 202.942.8090 for hours of
                                                  The SAI provides more detailed            operation. Investors can get text-only
                                                  information about the funds and is        copies.
                                                  incorporated into this prospectus by
                                                  reference.                                o For a fee, by writing the Public
                                                                                              Reference Room of the Commission,
                                                                                              Washington, D.C. 20549-6009 o For a
                                                                                              fee, by sending an email or electronic
                                                                                              request to the Public Reference Room
                                                                                              of the Commission at
                                                                                              publicinfo@sec.gov

                                                                                            o Free from the Commission's Internet
                                                                                              website at http://www.sec.gov

           (LOGO) Mellon
                  --------------------------
                  Mellon Institutional Funds

                  One Boston Place                        Investment Company Act
                  Boston, MA 02108-4408                   file number (811-4813)
                  800.221.4795
                  www.melloninstitutionalfunds.com                        03-150

                                       31                  Group of Equity Funds

June 15, 2004

                        [MELLON INSTITUTIONAL FUNDS] LOGO

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                   Mellon Institutional Group of Equity Funds
                   ------------------------------------------
                     The Boston Company Large Cap Core Fund
                     The Boston Company Small Cap Value Fund
                    The Boston Company Small Cap Growth Fund
                          (Institutional Class Shares)
               The Boston Company Small Capitalization Equity Fund
             The Boston Company Small Cap Tax-Sensitive Equity Fund
                The Boston Company International Core Equity Fund
                 The Boston Company International Small Cap Fund
            The Boston Company International Value Opportunities Fund

This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated June 15, 2004, as amended and/or supplemented from time to time, of The Boston Company Large Cap Core Fund (Large Cap Core Fund), The Boston Company Small Cap Value Fund (Small Cap Value Fund), The Boston Company Small Cap Growth Fund (Small Cap Growth Fund), The Boston Company Small Capitalization Equity Fund (Small Cap Equity Fund), The Boston Company Small Cap Tax-Sensitive Equity Fund (Small Cap Tax-Sensitive Equity Fund), The Boston Company International Core Equity Fund (International Core Equity Fund), The Boston Company International Small Cap Fund (International Small Cap Fund) and The Boston Company International Value Opportunities Fund (International Value Opportunities Fund), each a separate investment series of Mellon Institutional Funds Investment Trust (Trust).

This SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements which are included in the 2003 annual reports to shareholders are incorporated by reference into this SAI.

                                    Contents

INVESTMENT OBJECTIVES AND POLICIES.............................................2
DESCRIPTION OF SECURITIES AND RELATED RISKS....................................7
INVESTMENT TECHNIQUES AND RELATED RISK........................................16
INVESTMENT RESTRICTIONS.......................................................23
MANAGEMENT....................................................................34
TRUSTEES AND OFFICERS OF THE TRUST AND PORTFOLIO TRUST........................34
MATERIAL RELATIONSHIPS OF THE DISINTERESTED TRUSTEES..........................38
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES.................................48
PURCHASE AND REDEMPTION OF SHARES.............................................50

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PORTFOLIO TRANSACTIONS........................................................50
BROKERAGE COMMISSIONS.........................................................51
DETERMINATION OF NET ASSET VALUE..............................................53
THE FUNDS AND THEIR SHARES....................................................54
THE PORTFOLIO AND ITS INVESTORS...............................................55
TAXATION......................................................................55
ADDITIONAL INFORMATION........................................................61
EXPERTS AND FINANCIAL STATEMENTS..............................................62

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus.

Master/Feeder Structure. Large Cap Core Fund invests all of its investable assets in The Boston Company Large Cap Core Portfolio (the "Large Cap Core Portfolio"). Small Cap Growth Fund invests all of its investable assets in The Boston Company Small Cap Growth Portfolio ("Small Cap Growth Portfolio"). Small Cap Value Fund invests all of its investable assets in The Boston Company Small Cap Value Portfolio ("Small Cap Value Portfolio"). International Core Equity Fund invests all of its investable assets in The Boston Company International Core Equity Portfolio ("International Core Equity Portfolio"). International Small Cap Fund invests all of its investable assets in The Boston Company International Small Cap Portfolio ("International Small Cap Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"). These five funds are sometimes referred to in this SAI as the "Feeder Funds". Each Portfolio is a series of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Boston Company Asset Management, LLC ("TBCAM" or the "adviser") is the investment adviser of Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund and International Value Opportunities Fund, as well as to the Portfolios and the Feeder Funds. Each Portfolio has the same investment objective and restrictions as its corresponding underlying Feeder Fund. Because the Feeder Funds invest all of their investable assets in their corresponding Portfolios, the description of each fund's investment policies, techniques, specific investments and related risks that follow also apply to the corresponding Portfolio.

In addition to these Feeder Funds, other feeder funds may invest in these Portfolios, and information about the other feeder funds is available from TBCAM or the funds. The other feeder funds invest in the Portfolios on the same terms as the funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the funds, which may produce different investment results.

There are certain risks associated with an investment in a master-feeder structure. Large-scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the fund to incur expenses it would not otherwise be required to pay.

If a fund is requested to vote on a matter affecting the Portfolio in which it invests, the fund will call a meeting of its shareholders to vote on the matter. The fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the fund's shareholders voted on the matter. The fund will vote those shares held by its shareholders who did not vote in the same proportion as those fund shareholders


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who did vote on the matter. A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

Because the Small Cap Tax-Sensitive Equity Fund is managed to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the fund's distributions, this fund may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Large Cap Core Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Select Value Fund to The Boston Company Large Cap Core Fund, and the Select Value Portfolio changed its name from Standish Select Value Portfolio to The Boston Company Large Cap Core Portfolio. Prior to July 1, 2000, the fund's name was Standish Equity Fund and the Portfolio's name was Standish Equity Portfolio.

Under normal circumstances, at least 80% of Large Cap Core Fund's total assets are invested in a diversified portfolio of equity and equity-related securities of large cap companies. The fund may invest in equity securities of foreign issuers that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter (OTC) market, but will not invest more than 10% of its total assets in such securities that are not so listed or traded. The fund may also, to a limited extent, invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks. Generally, such securities will be rated, at the time of investment, Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or AAA, AA or A by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, will be determined by the adviser to be of comparable credit quality. Up to 5% of the fund's total assets invested in convertible debt securities and preferred stocks may be rated, at the time of investment, Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality.

Small Cap Value Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Value Fund to The Boston Company Small Cap Value Fund and the Small Cap Value Portfolio changed its name from Standish Small Cap Value Portfolio to The Boston Company Small Cap Value Portfolio.

Under normal circumstances, at least 80% of Small Cap Value Fund's net assets are invested in equity and equity-related securities of U.S. companies that, at the time of purchase of the security, have "total market capitalizations" equal to or less than the average total market capitalization of the largest companies included in the Russell 2000 Index measured at the end of each of the previous twelve months. Small Cap Value Fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund's net assets. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund

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may also invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets.

Small Cap Growth Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Growth Fund to The Boston Company Small Cap Growth Fund and the Small Cap Growth Portfolio changed its name from Standish Small Cap Growth Portfolio to The Boston Company Small Cap Growth Portfolio. Prior to January 31, 2000, the fund's name was Standish Small Capitalization Equity Fund II and the Portfolio's name was Standish Small Capitalization Equity Portfolio II.

Under normal circumstances, at least 80% of Small Cap Growth Fund's net assets are invested in equity and equity-related securities of U.S. companies that, at the time of purchase of the security, have "total market capitalizations" equal to or less than the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months. Small Cap Growth Fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund's net assets. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets.

Small Cap Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Capitalization Equity Fund to The Boston Company Small Capitalization Equity Fund.

Under normal circumstances, at least 80% of Small Cap Fund's net assets are invested in equity and equity-related securities of U.S. companies that, at the time of purchase of the security, have "total market capitalizations" equal to or less than 75% of the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months. The fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund's net assets. The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations no greater than 75% of the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity securities of foreign issuers, including issuers located in emerging markets.

Small Cap Tax-Sensitive Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Tax-Sensitive Equity Fund to The Boston Company Small Cap Tax-Sensitive Equity Fund.

Under normal circumstances, at least 80% of Small Cap Tax-Sensitive Equity Fund's net assets are invested in equity and equity-related securities of companies that, at the time of purchase of the security, have "total market capitalizations" equal to or less than the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months. The fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund's net assets. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity securities of foreign issuers, including issuers located in emerging markets.

Because of the nature of the securities of small capitalization companies in which the Small Cap Tax-Sensitive Equity Fund will primarily invest (including those issued in initial public offerings), the Small Cap Tax-Sensitive Equity Fund does not place any restrictions on portfolio turnover and may, from time to time, have a high portfolio turnover rate. This policy may have the effect of causing the fund to realize and, therefore, distribute short-term capital gains which are taxable to shareholders as ordinary income.

International Core Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish International Equity Fund to The Boston Company International Core Equity Fund and the International Equity Portfolio changed its name from Standish International Equity Portfolio to The Boston Company International Core Equity Portfolio.

Under normal circumstances, at least 80% of International Core Equity Fund's net assets are invested in equity and equity-related securities of companies located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australia, Far East Index (the "EAFE Index"), Canada and, to a limited extent, emerging markets. The fund will purchase securities representing various industries and sectors. Up to 25% of the fund's total assets may be invested in securities of issuers located in emerging markets, provided that not more than 5% of the fund's total assets may be invested in issuers located in any one emerging market.

Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. The fund may also invest in fixed income securities such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. These fixed income securities will be rated at the time of investment A or better by Moody's, Standard & Poor's, Duff or Fitch or, if unrated, determined by Standish to be of comparable credit quality. Income received on the fund's investments is incidental to the fund's primary objective to obtain long-term capital gains. The fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the fund for investment.

International Small Cap Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish International Small Cap Fund to The Boston Company International Small Cap Fund and the International Small Cap Portfolio changed its name from Standish International Small Cap Portfolio to The Boston Company International Small Cap Portfolio.

Under normal circumstances, at least 80% of International Small Cap Fund's net assets are invested in equity and equity-related securities, including preferred stocks, of companies located in the foreign countries represented in the Salomon Smith Barney Broad Market ex-U.S. Index, and, to a limited extent, emerging markets. The fund will purchase securities representing various industries and sectors. The fund may purchase stocks not identified by the quantitative models in order to gain exposure to emerging industries. The fund may also participate in initial public offerings for previously privately held companies which are expected to have market capitalizations within the range of capitalizations of companies included in the Broad Market Index after the consummation of the offering, and whose securities are expected to be liquid after the offering. Up to 25% of the fund's total assets may be invested in securities of issuers located in emerging markets, provided that not more than 5% of the fund's total assets may be invested in issuers located in any one emerging market.

Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. The fund may also invest in fixed income securities such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. These fixed income securities will be rated at the time of investment A or better by Moody's, Standard & Poor's, Duff or Fitch or, if unrated, determined by Standish to be of comparable credit quality. Income received on the fund's investments is incidental to the fund's primary objective to obtain long-term capital gains. The fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the fund for investment.

International Value Opportunities Fund

Additional Investment Information. It is expected that the International Value Opportunities Fund will commence operations on June 15, 2004.

Under normal circumstances, at least 80% of International Value Opportunities Fund's net assets are invested in equity and equity-related securities, including preferred stocks, of companies located in the foreign countries represented in the MSCI All Country World Index ex-U.S. Free (ACWI ex-U.S.) Index, including emerging markets. The fund will purchase securities representing various industries and sectors. The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations within the range of capitalizations of companies included in the ACWI ex-U.S. Index after the consummation of the offering, and whose securities are expected to be liquid after the offering. Up to 35% of the fund's total assets may be invested in securities of issuers located in emerging markets.

Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. The fund may also invest in fixed income securities such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. These fixed income securities will be rated at the time of investment A or better by Moody's, Standard & Poor's, Duff or Fitch or, if unrated, determined by Standish to be of comparable credit quality. Income received on the fund's investments is incidental to the fund's primary objective to obtain long-term capital gains. The fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the fund for investment.

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                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Group of Equity Funds

The funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for each of the funds, the risks associated with these investments are described in the prospectus. The funds are also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

Investing in Foreign Securities

International Core Equity Fund, International Small Cap Fund and International Value Opportunities Fund may invest in foreign securities without limit. Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund limit their investments in foreign securities to 15% of their total assets, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. OTC market. Large Cap Core Fund may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but may not invest more than 10% of its total assets in foreign securities which are not so listed or traded. Investors should understand that the expense ratios of the funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

International Core Equity Fund, International Small Cap Fund and International Value Opportunities Fund may invest any portion of their assets in securities denominated in a particular foreign currency. The portion of the International Core Equity Fund's, International Small Cap Fund's and International Value Opportunities Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions. The other funds may invest a smaller portion of their assets in securities denominated in foreign currencies. The Small Cap Tax-Sensitive Equity Fund currently intends to limit its investment in foreign securities to those that are quoted or denominated in U.S. dollars and therefore is only subject to currency risks indirectly through the foreign companies in which its invests.

Each fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against chances in foreign currency exchange rates, although Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency.

See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Investing in Securities of Emerging Markets. Although each fund invests primarily in securities of established issuers based in the U.S. and, particularly in the case of International Core Equity Fund, International Small Cap Fund and International Value Opportunities Fund, in other developed markets, each fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. International Core Equity Fund and International Small Cap Fund may invest up to 25% of their total assets in issuers located in emerging markets. International Value Opportunities Fund may invest up to 35% of its total assets in issuers located in emerging markets. Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. The funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the funds' investments in emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

The funds may invest a portion of their total assets in fixed income securities. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the funds invest only in investment grade fixed income securities, this risk is reduced.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by the adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, the adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Common Stocks. The funds purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Small Capitalization Stocks. Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund and International Small Cap Fund invest primarily, and Large Cap Core Fund and International Value Opportunitiesmay invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities. Each fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Depositary Receipts and Depositary Shares. Each fund may purchase depository receipts and depository shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

Investments in REITs. Each fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Sovereign Debt Obligations. International Core Equity Fund, International Small Cap Fund and International Value Opportunities Fund may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Repurchase Agreements. Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund and Small Cap Equity Fund may each invest up to 10% of its net assets in repurchase agreements. Small Cap Tax-Sensitive Equity Fund may invest up to 15% of its net assets in repurchase agreements. International Core Equity Fund, International Small Cap Fund and International Value Opportunities Fund are not subject to any limits except that investments in repurchase agreements maturing in more than 7 days are subject to each fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, each fund (or Portfolio, as the case may be), except the Large Cap Core Portfolio, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the Securities and Exchange Commission (the "SEC") does not object if an investment company pays reasonable negotiated fees to the lending agent in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities, although the Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Tax-Sensitive Fund invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover and Short-Term Trading. Although it is not the policy of any fund to purchase or sell securities for trading purposes, the funds place no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the funds' prospectus for each fund's portfolio turnover rates.

Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Each fund is limited to investing up to 20% of its net assets in investment grade fixed income securities under normal circumstances.

The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

Money market instruments in which the funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser. Up to 5% of each fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser.

                     INVESTMENT TECHNIQUES AND RELATED RISK

Strategic and Derivative Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that Large Cap Core Fund is underweighted in cyclical stocks and overweighted in consumer stocks, Large Cap Core Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of the Code for qualification as a regulated investment company.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the funds can realize on their respective investments or cause the funds to hold a security they might otherwise sell or sell a security they might otherwise hold. The use of currency transactions by a fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the funds and portfolio securities "covering" the amount of the funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

Each fund may purchase and sell (write) call options on equity securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All call options sold by the funds must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell (write) put options on equity securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. The International Core Equity Fund, International Small Cap Fund and International Value Opportunities Fund may enter into futures contracts which are based upon indexes of foreign securities, such as the CAC40 or Nikkei 225. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. The funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. Because of this exclusion, CFTC regulations do not limit the use of commodity futures and options positions by the funds. However, the funds may utilize commodity futures and options positions in the following manner: (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for non-hedging purposes to the extent that either (x) the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each fund's respective net asset value, after taking into account unrealized profits and losses on such positions or (y) the aggregate notional value of such positions does not exceed the liquidation value of the fund's portfolio after taking into account realized profits and unrealized losses on any subcontracts entered into. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the funds. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. The funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

The funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean security and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the adviser considers that the British pound is linked to the euro, a fund holds securities denominated in pounds and the adviser believes that the value of pounds will decline against the U.S. dollar, the adviser may enter into a contract to sell euros and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which each of the funds may enter are interest rate, currency rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, swaps, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligations on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Short-Term Trading. Each fund will sell a portfolio security without regard to the length of time that security has been held if, in the adviser's view, the security meets the criteria for disposal.

Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The funds and the Portfolios have adopted the following fundamental policies. Each fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund or the Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the fund or the Portfolio. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Large Cap Core Fund and Large Cap Core Portfolio. As a matter of fundamental policy, the Large Cap Core Portfolio (Large Cap Core Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio (fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio (fund) may enter into repurchase agreements and except that the fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Large Cap Core Portfolio (Large Cap Core Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the fund, but not the Portfolio).

Small Cap Value Fund and Small Cap Value Portfolio. As a matter of fundamental policy, Small Cap Value Portfolio (Small Cap Value Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Portfolio
(fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

8. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S.

Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Value Portfolio (Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

Small Cap Growth Fund and Small Cap Growth Portfolio. As a matter of fundamental policy, Small Cap Growth Portfolio (Small Cap Growth Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Portfolio
(fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

8. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

The following restrictions are not fundamental policies and may be changed by he Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Growth Portfolio (Small Cap Growth Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Small Cap Equity Fund. As a matter of fundamental policy, Small Cap Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval, in accordance with applicable laws, regulations or regulatory policy. Small Cap Equity Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the fund, but not the Portfolio).

Small Cap Tax-Sensitive Equity Fund. As a matter of fundamental policy, Small Cap Tax-Sensitive Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

          a. such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

          b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. Small Cap Tax-Sensitive Equity Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except as permitted by the 1940 Act.

c.   Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

International Core Equity Fund and International Core Equity Portfolio. As a matter of fundamental policy, the International Core Equity Portfolio (International Core Equity Fund) may not:

1. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities and other investment companies) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio (fund) may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio (fund) may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

3. The Portfolio (fund) may not make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

4. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).

5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Portfolio
(fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts, except that the Portfolio (fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The International Core Equity Fund (International Core Equity Portfolio) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its assets in securities which are illiquid.

International Small Cap Fund and International Small Cap Portfolio. As a matter of fundamental policy, International Small Cap Portfolio (International Small Cap Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Portfolio
(fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The International Small Cap Portfolio (Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

International Value Opportunities Fund. As a matter of fundamental policy, International Value Opportunities Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. Purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 5% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The International Value Opportunities Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c. Invest more than 15% of its net assets in securities which are illiquid.

                         * * * * * * * * * * * * * * * *

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Large Cap Core, Small Cap Value, Small Cap Growth, Small Cap Tax-Sensitive Equity, International Small Cap, International Core Equity and International Value Opportunities Funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction.

For purposes of each fund's fundamental investment restriction regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing Annual Reports with the Securities and Exchange Commission. In the absence of such classification or if the adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                   MANAGEMENT

             Trustees and Officers of the Trust and Portfolio Trust

The Board of Trustees has established the investment objective and policies which govern each fund's and each Portfolio's operation. The Board has appointed officers of the Trust and Portfolio Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. The trustees of the Portfolio Trust are identical to the trustees of the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of TBCAM or Standish Mellon Asset Management Company LLC ("Standish Mellon") or their affiliates.

---------------------------------------------------------------------------------------------------------------------
Name, Address and (Age)       Term of Office   Principal Occupation(s)          Number of      Other Directorships
Position with the Trust or     and Length of   During Past 5 Years            Portfolios in      Held by Trustees
Portfolio Trust                Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
                                                Disinterested Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (63)          Since 1986        Chairman of the Board             29                 None
Trustee                                        and Chief Executive Officer,
c/o Decision Resources, Inc.                     Decision Resources, Inc.
260 Charles Street
Waltham, MA  02453

Benjamin M. Friedman (59)       Since 1989        William Joseph Maier,             29                 None
Trustee                                           Professor of Political
c/o Harvard University                                   Economy,
Cambridge, MA  02138                                Harvard University

John H. Hewitt (69),            Since 1986     Trustee, Mertens House, Inc.         29                 None
Trustee                                        Trustee and Chairman of the
P.O. Box 2333                                     Board, Visiting Nurse
New London, NH  03257                           Alliance of Vermont & New
                                                        Hampshire

Caleb Loring III (60)           Since 1986        Trustee, Essex Street             29                 None
Trustee                                       Associates (family investment
c/o Essex Street Associates                           trust office)
400 Essex Street
Beverly, MA  01915

---------------------------------------------------------------------------------------------------------------------
                                                 Interested Trustees
---------------------------------------------------------------------------------------------------------------------
**Patrick J. Sheppard           Since 2003      Senior Vice President and            29                 None
(38) Trustee, President and                      Chief Operating Officer,
Chief Executive Officer                         Mellon Institutional Asset
c/o Standish Mellon Asset                       Management; formerly Vice
Management Company LLC,                       President and Chief Financial
One Boston Place                              Officer, Mellon Institutional
Boston, MA  02108                                   Asset Management.

---------------------------------------------------------------------------------------------------------------------
                                  Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (42) Vice     Secretary       Senior Vice President and            29                 None
President and Secretary         since 2003      Head of Operations, Mellon
c/o Standish Mellon Asset                          Institutional Asset
Management Company LLC,                         Management, formerly First
One Boston Place                                  Vice President, Mellon
Boston, MA  02108                                  Institutional Asset
                                               Management and Mellon Global
                                                       Investments

Steven M. Anderson (38)            Vice         Vice President and Mutual            29                 None
Vice President and Treasurer    President       Funds Controller, Standish
c/o Standish Mellon Asset      since 1999;       Mellon Asset Management;
Management Company LLC,         Treasurer        formerly Assistant Vice
One Boston Place                since 2002      President and Mutual Funds
Boston, MA  02108                              Controller, Standish Mellon
                                                     Asset Management

Denise B. Kneeland (52)         Since 1996     Vice President and Manager,           29                 None
Assistant Vice President                         Mutual Funds Operations,
c/o Standish Mellon Asset                         Standish Mellon Asset
Management Company LLC,                                 Management
One Boston Place
Boston, MA  02108

Lisa Kane (33)                  Since 1999      Vice President and Client            29                 None
Assistant Vice President                          Service Professional,
c/o Standish Mellon Asset                         Standish Mellon Asset
Management Company LLC,                                 Management
One Boston Place
Boston, MA  02108

Cara E. Hultgren (32)           Since 2001      Assistant Manager, Mutual            29                 None
Assistant Vice President                       Fund Operations since 1999;
c/o Standish Mellon Asset                      Shareholder Representative,
Management Company LLC,                           Standish Mellon Asset
One Boston Place                                        Management
Boston, MA  02108

Scott B. Simonds (43)           Since 2002      Compliance Analyst, Boston           29                 None
Assistant Vice                                  Partners; Fund Accountant,
President                                         Mellon Financial Corp.
c/o Standish Mellon Asset
Management Company LLC,
One Boston Place
Boston, MA  02108

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually. ** Mr. Sheppard is an "interested Trustee," as defined in the 1940 Act due to his position as Senior Vice President and Chief Operating Officer of Mellon Institutional Asset Management, which is wholly-owned subsidiary of Mellon Financial Corporation, the parent company to TBCAM.

The Trust and the Portfolio Trust each have two standing committees of the Board
- an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Disinterested Trustee, serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees who are not "interested persons" of the Trust or the Portfolio Trust (the "Disinterested Trustees"). The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust and the Portfolio Trust, the Trust's Board of Trustees held 4 meetings and the Portfolio Trust's Board of Trustees held 4 meetings. The Audit Committee held 4 meetings and the Nominating Committee held one meeting.

Set Forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2003:

--------------------------------------------------------------------------------------------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                              the Trust or Portfolio Trust          Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
--------------------------------------------------------------------------------------------------------------------
                                               Disinterested Trustees
--------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                       $50,001 to $100,000                   $50,001 to $100,000
--------------------------------------------------------------------------------------------------------------------
         Benjamin M. Friedman                         over $100,000                         over $100,000
--------------------------------------------------------------------------------------------------------------------
            John H. Hewitt                            over $100,000                         over $100,000
--------------------------------------------------------------------------------------------------------------------
           Caleb Loring, III                       $10,001 to $50,000                    $10,001 to $50,000
--------------------------------------------------------------------------------------------------------------------
                                                 Interested Trustees
--------------------------------------------------------------------------------------------------------------------
          Patrick J. Sheppard                             None                                  None
--------------------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with TBCAM or Standish Mellon or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the fund s' shares) with the Trust or the Portfolio Trust during the fiscal year ended December 31, 2003, except that certain Trustees and officers who are directors and officers of TBCAM or Standish Mellon ("Mellon"), may from time to time, purchase additional shares of common stock of Mellon Financial Corporation, the publicly traded indirect parent company of TBCAM and Standish Mellon.

The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's trustees as of each fund's fiscal year ended December 31, 2003:

                      Aggregate Compensation from the Funds

                                                                                                                           Total
                                                                                                          Pension or    Compensation
                                                                                                          Retirement     from Funds
                                                       Small                   Interna-     Interna-       Benefits         and
                  Large Cap   Small Cap   Small Cap     Cap      Small Cap      tional       tional       Accrued as     Portfolio &
                     Core       Value       Growth    Equity   Tax-Sensitive Core Equity    Small Cap      Part of       Other Funds
Name of Trustee     Fund**      Fund**      Fund**     Fund     Equity Fund     Fund**       Fund**     Funds' Expense   in Complex*
------------------------------------------------------------------------------------------------------------------------------------
Samuel C.
Fleming             1,787       1,040       1,191       644        1,662        1,685         1,210           0            43,000

Benjamin M.
Friedman            1,787       1,040       1,191       644        1,662        1,685         1,210           0            43,000

John H. Hewitt      1,787       1,040       1,191       644        1,662        1,685         1,210           0            43,000

Caleb Loring,
III                 1,902       1,121       1,244       685        1,849        1,810         1,308           0            48,000

Patrick J.
Sheppard***           0           0           0          0           0            0             0             0               0

Richard S.
Wood***               0           0           0          0           0            0             0             0               0

* As of the date of this Statement of Additional Information there were 28 funds in the fund complex.
** The fund bears its pro rata allocation of trustees' fees paid by its corresponding Portfolio to the trustees of the Portfolio Trust.
*** Mr. Wood resigned from the Board on October 7, 2003. Mr. Sheppard is similarly not compensated by the Funds.

              Material Relationships of the Disinterested Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which TBCAM or any of its affiliates, such as Standish Mellon, acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2003, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by TBCAM or Standish Mellon or any other entity in a control relationship to TBCAM or Standish Mellon. During the calendar years of 2001 and 2002, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2002 and 2003, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) TBCAM or Standish Mellon;
(vi) any affiliate of TBCAM and Standish Mellon; or (vii) an officer of any such affiliate.

During the calendar years 2002 and 2003, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's or Portfolio Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2002 and 2003, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:
(i) the Trust or Portfolio Trust, (ii) an officer of the Trust or Portfolio Trust, (iii) a related fund, (iv) an officer of any related fund, (v) TBCAM or Standish Mellon, or (vi) any other entity in a control relationship to the Trust or Portfolio Trust.

Certain Shareholders

At March 19, 2004, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Large Cap Core Fund

                                                         Percentage of
Name and Address                                      Outstanding Shares
--------------------------------------------------------------------------------
Self Insurance Revolving Fund                              10.9974%
University of Washington
280 Gerberding Hall
Box 351248
Seattle, WA 98195

SEI Private Trust Company                                   9.5848%
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Living Care Villages of MA/North Hill                       7.6132%
865 Central Avenue
Needham, MA 02492

SEI Private Trust Company                                   6.2638%
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Small Cap Value Fund

                                                         Percentage of
Name and Address                                      Outstanding Shares
--------------------------------------------------------------------------------
Pearlreef & Co.                                            35.9730%*
C/O State Street Bank & Trust Co.
P.O. Box 470 Boston, MA 02102

FM Global Pension Plan - Equities                          34.3739%*
C/O FM Global
225 Wyman Street
P.O. Box 9198 Waltham, MA 02454

Schrafft Charitable Trust                                   6.1356%
One Boston Place
Boston, MA 02111

* Because the shareholder beneficially owned 25% or more of the outstanding shares of the fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Small Cap Equity Fund

                                                         Percentage of
Name and Address                                      Outstanding Shares
--------------------------------------------------------------------------------





Small Cap Tax-Sensitive Equity Fund

                                                         Percentage of
Name and Address                                      Outstanding Shares
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                 37.5006%*
Special Custody Acct. For
Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

Factory Mutual Insurance Co.                               11.2774%
P.O. Box 9198
225 Wyman Street
Waltham, MA 02454

SEI Private Trust Company                                   9.9202%
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                                   7.5211%
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

* Because the shareholder beneficially owned 25% or more of the outstanding shares of the fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

International Core Equity Fund

                                                         Percentage of
Name and Address                                      Outstanding Shares
--------------------------------------------------------------------------------
Factory Mutual Insurance Company                           20.5543%
225 Wyman Street
P.O. Box 9198 Waltham, MA 02454

Pearlreef & Co.                                            15.0917%
C/O State Street Bank & Trust Co.
P.O. Box 470 Boston, MA 02102

SEI Private Trust Company                                   9.9132%
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                                   7.5082%
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

International Small Cap Fund

                                                         Percentage of
Name and Address                                      Outstanding Shares
--------------------------------------------------------------------------------
Factory Mutual                                             33.4771%*
225 Wyman Street
P.O. Box 9198 Waltham, MA 02454

Key Bank NA FBO ViaHealth Retirement                        7.2295%
Int'l Equity #2020200-0699149
P.O. Box 94871
4900 Tiedeman Road
Cleveland, OH 44101-4871

FM Global Pension Plan - Equities                           6.3290%
C/O FM Global
225 Wyman Street
P.O. 9198
Waltham, MA 02454

SEI Private Trust Company                                   5.5130%
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                                   5.4338%
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Charles Schwab & Co., Inc.                                  6.0285%
Special Account FBO Customers
101 Montgomery Street
Attn: Mutual Funds
San Francisco, CA 94104

Small Cap Growth Fund

                                                         Percentage of
Name and Address                                      Outstanding Shares
--------------------------------------------------------------------------------
                               Institutional Class
                               -------------------

Living Care Villages of MA/North Hill                      16.6684%
865 Central Avenue
Needham, MA 02492

SEI Private Trust Company                                  11.6956%
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Charles Schwab & Co., Inc.                                  5.2671%
Special Account FBO Customers
101 Montgomery Street
Attn: Mutual Funds
San Francisco, CA 94104

                                  Service Class
                                  -------------

American Express Trust Company FBO                           100%*
American Express Trust Retirement Plans
50534 AXP Financial Center
Minneapolis, MN 55474

*Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

Effective July 1, 2003, TBCAM replaced Standish Mellon as investment adviser to the Large Cap Core Portfolio, Small Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund, International Core Equity Portfolio and International Small Cap Portfolio by assuming all of Standish Mellon's responsibilities and rights under the investment advisory agreement between the funds, the portfolios and Standish Mellon. The services provided to the funds and the portfolios pursuant to the investment advisory agreement after July 1, 2003 are the same as the services previously provided by Standish Mellon to the funds and the portfolios. Pursuant to an agreement between TBCAM and Standish Mellon, TBCAM has engaged Standish Mellon to continue to provide, but on TBCAM's behalf, certain administrative, compliance and shareholder service functions previously provided by Standish Mellon directly. TBCAM has acted as investment adviser to International Value Opportunities Fund since the fund commenced operation, which is expected to occur on June 15, 2004.

TBCAM is registered as an investment adviser under the Investment Advisers Act of 1940. TBCAM is a wholly owned indirect subsidiary of Boston Safe Deposit and Trust Company, a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. Boston Safe Deposit and Trust Company is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

TBCAM Holdings, also located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108, is the manager of TBCAM. The following constitute the members of the Board of Directors of TBCAM Holdings: William Adam; Frank Antin; Stephen Canter; Corey Griffin; Peter Higgins; Edward Ladd; John Nagorniak; Ron O'Hanley; and Patrick Sheppard.

Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended.

Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios' and the funds to use the name "The Boston Company." In addition to those services, the adviser provides Small Cap Fund and Small Cap Tax-Sensitive Fund (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the fund's or the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                          Contractual Advisory Fee Rate

               Fund (as a percentage of average daily net assets)

            Large Cap Core Portfolio                           0.50%
            Small Cap Value Portfolio                          0.80%
            Small Cap Growth Portfolio                         0.80%
            Small Cap Equity Fund                              0.60%
            Small Cap Tax-Sensitive Equity Fund                0.80%
            International Core Equity Portfolio                0.80%
            International Small Cap Portfolio                  1.00%
            International Value Opportunities Fund             0.75%

During the last fiscal year ended September 30, 2003 and the previous two fiscal years ended September 30, 2002 and 2001, the funds and the Portfolios paid advisory fees in the following amounts:

                          Fund                                   2001                 2002                2003
                          ----                                   ----                 ----                ----
Large Cap Core Fund                                               N/A                 N/A                 N/A
Large Cap Core Portfolio                                       $711,418           $401,992(1)         $244,741(1)
Small Cap Value Fund                                          $92,254(2)          $199,668(2)          $73,094(2)
Small Cap Value Portfolio                                         N/A                 N/A             $219,677(3)
Small Cap Growth Fund                                             N/A                 N/A                 N/A
Small Cap Growth Portfolio                                    $391,807(4)         $218,680(4)         $135,614(4)
Small Cap Equity Fund                                         $109,014(5)            $0(5)               $0(5)
Small Cap Tax-Sensitive Equity Fund                          $899,095 (6)         $687,580 (6)        $673,364 (6)
International Core Equity Fund                                $179,989(7)         $234,374(7)          $87,328(7)
International Core Equity Portfolio                               N/A                 N/A             $339,781(8)
International Small Cap Fund                                  $61,858(9)          $120,764(9)          $75,597(9)
International Small Cap Portfolio                                 N/A                 N/A             $398,744(10)
International Value Opportunities Fund                            N/A                 N/A                 N/A

(1) For the fiscal years ended September 30, 2002 and 2003, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $17,610 and $31,696, respectively.
(2) For the periods ended September 30, 2001, 2002 and 2003, the adviser voluntarily agreed not to impose all or a portion of its advisory fee in the amount of $80,781, $86,583 and $25,949, respectively.
(3) For the period ended September 30, 2003, the adviser voluntarily agreed not to impose a portion of its advisory fee in the amount of $966.
(4) For the fiscal years ended September 30, 2001, 2002 and 2003, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $44,733, $61,643 and $73,890, respectively.

(5) For the fiscal years ended September 30, 2001, 2002 and 2003, the adviser voluntarily agreed not to impose all or a portion of its advisory fee in the amounts of $109,012, $122,470 and $117,157, respectively.
(6) For the fiscal years ended September 30, 2001, 2002 and 2003, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $45,928, $74,271 and $64,845, respectively.
(7) For the periods ended September 30, 200, 2002 and 2003, the adviser voluntarily agreed not to impose a portion of its fees in the amounts of $152,193, $169,959 and $53,940, respectively.
(8) For the period ended September 30, 2003, the adviser voluntarily agreed not to impose a portion of its advisory fee in the amount of $13,134.
(9) For the periods ended September 30, 2001, 2002 and 2003, the adviser voluntarily agreed not to impose all or a portion of its advisory fee in the amount of $166,911, $163,030 and $46,229, respectively.
(10) For the period ended September 30, 2003, the adviser voluntarily agreed not to impose a portion of its advisory fee in the amount of $12,763.

The adviser has voluntarily and temporarily agreed to limit total expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of Large Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Tax-Sensitive Equity Fund, International Core Equity Fund, International Small Cap Fund and International Value Opportunities Fund to 0.90%, 1.00%, 1.20%, 1.25%, 1.10%, 1.25%, 1.50% and 0.90%, respectively, of the applicable fund's average daily net assets.

TBCAM may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, each Portfolio, Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund and International Value Opportunities Fund each bear expenses of their operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolios, Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund and International Value Opportunities Fund will each pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

The term of the investment advisory agreements for each Portfolio, Small Cap Equity Fund and Small Cap Tax-Sensitive Equity Fund end on October 31, 2004. The initial term of the investment advisory agreement for International Value Opportunities Fund ends on June 15, 2006. Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year after their initial terms but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund or International Value Opportunities Fund or the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund or International Value Opportunities Fund or the applicable Portfolio or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund, International Value Opportunities Fund and the Portfolios, the adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted codes of ethics containing extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. Subject to the requirements of the codes of ethics, personnel of the advisor and its affiliates may invest in securities, including securities that may be purchased or held by the funds and the Portfolios. The restrictions contained in the codes of ethics are a continuation of the basic principle that the interests of the Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund and International Value Opportunities Fund and their shareholders, and the Portfolios and their investors, come before those of the adviser and its employees.

Factors Considered by the Disinterested Trustees in Approving the Investment Advisory Agreement.

The 1940 Act requires that the investment advisory agreements between the adviser and the Trust and Portfolio Trust, on behalf of each fund or Portfolio, be approved annually both by the respective Boards of Trustees and also by a majority of the Disinterested Trustees voting separately. At a meeting held on October 7, 2003, each Board of Trustees, including all of the Disinterested Trustees voting separately in person, determined that the terms of each investment advisory agreement then in effect are fair and reasonable and that each agreement is in the best interest of the respective funds and Portfolios.

In evaluating each investment advisory agreement, the Trustees reviewed materials furnished by the adviser, including information about their respective affiliates, personnel, operations and financial condition. The Trustees also discussed with representatives of the adviser the fund's and Portfolio's operations and the adviser's ability to provide advisory and other services to the funds and the Portfolios. The Trustees also reviewed, among other things:

     o the scope and nature of the advisory and administrative services provided by the adviser and its affiliates;
     o the fee charged by the adviser for investment advisory services as well as other compensation or benefits, including "soft dollar" benefits, received by the adviser and its affiliates;
     o the investment performance, fees and total expenses of the Funds and the Portfolios and of the investment companies with similar objectives and strategies managed by other investment advisers as well as the investment performance of unmanaged securities indices;
     o the profitability to the adviser of managing the Funds and the Portfolios.
     o    sales and redemption activity of the Funds and Portfolios;
     o the experience of the investment advisory personnel providing services to the Funds and the Portfolios; and
     o the adviser's brokerage practices with respect to the Funds' and Portfolios' portfolio transactions;

The Trustees considered the following as relevant to their determination: (1) the favorable history, reputation, qualification and background of the adviser and Mellon as well as the qualifications of their respective personnel; (2) reasonableness of the fee and expense ratios of the Funds and Portfolios relative to the quality of services expected to be provided and their comparability to the fee and expense ratios of similar investment companies; (3) the strategic plan offered by Mellon for the support and growth of its asset management subsidiaries, and the adviser's place within that plan and (4) other factors that the Trustees deemed relevant. The Trustees deemed each of these factors to be relevant to their consideration of each investment advisory agreement.

At a meeting held on April 28, 2004, the Board of Trustees, including all of the Disinterested Trustees voting separately in person, approved the investment advisory agreement for International Value Opportunities Fund. In evaluating the terms of the advisory agreement, the Trustees reviewed materials provided by the adviser, including an overview of the adviser, the anticipated portfolio management team and marketing strategies for the fund. The Trustees evaluated the performance of a composite of accounts managed by the adviser with a substantially similar investment objective and strategies as the International Value Opportunities Fund, and reviewed such composite's track record, current portfolio composition and management team. The Trustees also considered the proposed advisory fee and expense ratio for the International Value Opportunities Fund, noting that the adviser had voluntarily agreed to cap the overall annual expense ratio for the International Value Opportunities Fund at 0.90%, and compared such fees and expenses to other similar funds and corresponding separate account products managed by the adviser. The Trustees also discussed the different fee structure for the fund compared to the separate accounts offered by the adviser. The Trustees were informed that the institutional clients with whom the adviser had discussed the concept of such a fund product had been informed of the proposed fee and expense ratio and confirmed their interest in utilizing such a fund after these fee discussions. The Trustees determined, based on a review of all of the materials and the factors discussed above, that the overall terms of the investment advisory agreement for International Value Opportunities Fund are fair and reasonable and that the agreement is in the best interest of the fund.

Administrator

Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, provides administration and accounting services to the funds and the Portfolios. Mellon Bank is a wholly-owned subsidiary of Mellon.

Pursuant to agreements between Mellon Bank and each of the Trust and Portfolio Trust, Mellon Bank provides the funds and the Portfolios with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI"), at such time that DTI begins to serve as the Funds' transfer agent (expected to be on March 1, 2004), and serves as liaison between the Trust and Portfolio Trust and their other services providers as agreed upon from time to time by the Trust and Portfolio Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds and Portfolios, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

Dreyfus Transfer, Inc. ("DTI") serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of Mellon.

Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

Mellon Funds Distributor, L.P., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the funds' shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

Custodian

Mellon Bank serves as the custodian of the assets of the Trust.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Boards of Trustees of each of the Trust and Portfolio Trust have adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's or Portfolio's portfolio. The adviser, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds or the Portfolios.

The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

All proxies received by the funds or Portfolios are reviewed, categorized, analyzed and voted in accordance with detailed, pre-determined written proxy voting guidelines (the "Mellon Voting Guidelines") which have been developed by the MPPC based on internal and external research and recommendations provided by Institutional Shareholder Services, an independent proxy voting agent ("ISS"). ISS has been engaged as proxy voting agent to review each proxy received by a fund or Portfolio and apply the Mellon Voting Guidelines to determine how the proxy should be voted. Items that can be categorized by ISS under the Mellon Voting Guidelines are voted by ISS in accordance with the Mellon Voting Guidelines or referred to the MPPC, if the guidelines so require. Proposals that cannot be categorized under the Mellon Voting Guidelines are referred to the MPPC for discussion and vote, which the MPPC does without consideration of any client relationship factors. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. The Mellon Voting Guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the adviser's policies on specific issues.

With regard to voting proxies of foreign companies, the adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

The adviser seeks to avoid material conflicts of interest by participating in the MPPC, which applies the Mellon Proxy Voting Guidelines in an objective and consistent manner across all client accounts, including the funds and Portfolios, through ISS as proxy voting agent. In situations where the adviser or the MPPC believes there may be an actual or potential material conflict of interest in voting a proxy on behalf of a fund or Portfolio, MPPC will engage ISS pursuant to a separate agreement to act as an independent fiduciary to vote the proxy in a manner which ISS determines, in its sole discretion, is in the best interests of the affected fund or Portfolio. In situations where the adviser or its affiliates have discretion over the assets of an advisory client which are invested in a Mellon Institutional Fund, the MPPC has engaged ISS as independent fiduciary to vote proxies issued by the fund on behalf of such clients.

The Fund's Proxy Voting Policies requires the adviser to submit to the Boards promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Boards must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Boards describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

                        PURCHASE AND REDEMPTION OF SHARES

Additional information on purchase and redemption of shares is included in the prospectus.

In addition to Mellon Funds Distributor and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed (subject to the imposition of a redemption fee, if applicable) after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to Mellon Funds Distributor or the Trust in accordance with all applicable laws. Shares of the funds purchased through Third Party Agents may be subject to transaction fees on purchases or redemptions, no part of which will be received by any of the funds, Mellon Funds Distributor or TBCAM.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing each Portfolio's and fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolios and the funds, and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the funds. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Portfolios and the funds may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Small Cap Fund and the Portfolios effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the funds and the Portfolios under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund or a Portfolio. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
              Funds for Portfolio Transaction for the fiscal years
                               ended September 30,

-----------------------------------------------------------------------------------------------------------------------
        Fund/Portfolio                      2001                         2002                         2003
        --------------                      ----                         ----                         ----
-----------------------------------------------------------------------------------------------------------------------
Large Cap Core Fund(1)                      N/A                          N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------
Large Cap Core Portfolio(2)               $216,287                   $233,830(3)                  $156,307(3)
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)(2)                $100,583                   $270,068(3)                    $111,012
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio(2)                N/A                          N/A                        $276,687
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)                    N/A                          N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio(2)             $158,073                   $330,782(3)                    $364,271
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund(2)                  $118,974                   $215,289(3)                    $290,764
-----------------------------------------------------------------------------------------------------------------------
Small Cap Equity Portfolio(2)               N/A                          N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity            $288,465                   $913,824(3)                 $1,239,367(3)
Fund
-----------------------------------------------------------------------------------------------------------------------
International Core Equity                 $177,609                     $188,011                     $26,049
Fund(1)(2)
-----------------------------------------------------------------------------------------------------------------------
International Core Equity                   N/A                          N/A                        $121,148
Portfolio(2)
-----------------------------------------------------------------------------------------------------------------------
International Small Cap                   $ 62,365                    $78,029(4)                    $19,879
Fund(1)(2)
-----------------------------------------------------------------------------------------------------------------------
International Small Cap                     N/A                          N/A                      $121,162(4)
Portfolio(2)
-----------------------------------------------------------------------------------------------------------------------
International Value                         N/A                          N/A                          N/A
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------

(1) The fund is a feeder fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.
(2) The Small Cap Value Fund, International Core Equity Fund and International Small Cap Fund's converted to the master-feeder structure after January 28, 2003.
(3) The differences in brokerage commissions paid by the Funds and the Portfolios each year is attributable to changes in the net assets in the respective Fund or Portfolio over those years.
(4) At September 30, 2003, the following funds or portfolios held securities of their regular broker-dealers:

Large Cap Core Portfolio:                                                 Shares
Bank of America                                                           13,300
Citigroup Inc.                                                            36,466
Goldman Sachs                                                             10,800
JP Morgan Chase & Co.                                                     14,600
Merrill Lynch & Co.                                                        6,200
Morgan Stanley & Co.                                                       6,600
US Bancorp                                                                25,600
Wachovia Corp.                                                            22,900
Wells Fargo & Co.                                                         18,000

Small Cap Value Portfolio
Investors Financial Services Corp.                                        11,600
Knight Trading                                                            73,000

Small Cap Growth Portfolio
Investors Financial Services Corp.                                         4,600
Jeffries Group, Inc.                                                       3,800
Knight Trading                                                            28,500
Raymond James Financial Services Corp.                                     4,100

Small Cap Equity Fund
Investors Financial Services Corp.                                         3,350
Jeffries Group, Inc.                                                       2,800
Knight Trading                                                            20,800

Small Cap Tax-Sensitive Equity Fund
Investors Financial Services Corp.                                        15,850
Jeffries Group, Inc.                                                      13,400
Knight Trading                                                            97,950
Raymond James Financial Services Corp.                                    14,700

International Core Equity Portfolio
Credit Suisse First Boston                                                21,100
UBS AG                                                                     8,900

                        DETERMINATION OF NET ASSET VALUE

Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., New York City time). If the NYSE closes early, the calculation of net asset value will be accelerated to that time. Net Asset Value is computed by dividing the value of all securities and other assets of a fund (substantially all of which, in the case of Large Cap Core Fund and Small Cap Growth Funds, will be represented by the fund's interest in its corresponding Portfolio) less all liabilities by the applicable number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding funds is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the NYSE on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of the close of regular trading on the NYSE on the following Business Day.

Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

Money market instruments with less than sixty days remaining to maturity when acquired by a fund or Portfolio are valued on an amortized cost basis. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees of the Trust or the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of foreign securities and currency exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in accordance with procedures adopted in good faith by the Trustees of the Trust or the Portfolio Trust.

                           THE FUNDS AND THEIR SHARES

Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. One such series, Small Cap Growth Fund, offers two classes of shares. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for any other funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, the Large Cap Core, Small Cap Growth, Small Cap Value, International Core Equity and International Small Cap Funds invest all of their investible assets in other open-end investment companies (i.e., the corresponding Portfolios).

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated fund's shareholders and will cast its vote proportionately as instructed by the fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the fund, would not require the vote of the shareholders of the fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

Each Portfolio is a series of Mellon Institutional Funds Master Portfolio (formerly, Standish, Ayer & Wood Master Portfolio), which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of a Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio Trust may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in a Portfolio would be entitled to share pro rata in the net assets of a Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under

Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and net capital gain (which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) which are distributed timely to shareholders in accordance with the requirements of the Code.

Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because Large Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund, International Core Equity Fund and International Small Cap Fund invest their assets in the corresponding Portfolios, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding fund to satisfy such requirements. Each Portfolio will allocate at least annually among its investors, including the corresponding fund, that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding fund in a manner intended to comply with the Code and applicable regulations and will make cash available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding fund to satisfy the tax distribution requirements that must be satisfied in order for the fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, Large Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund, International Core Equity Fund and International Small Cap Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and (ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

Each fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated under the Code as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

Provided that the funds continue to qualify as regulated investment companies, they will also not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, a fund is permitted to carry forward a net capital loss recognized in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the funds had capital loss carryforwards in the amounts indicated below available to offset future net capital gains which expire on September 30 of the years indicated:

Fund                                                             2009                 2010                2011
----                                                             ----                 ----                ----
Large Cap Core Fund                                               N/A               $55,983            $3,778,182
Small Cap Value Fund                                              N/A                 N/A                 N/A
Small Cap Growth Fund                                         $4,445,465          $18,715,884          $2,310,329
Small Cap Equity Fund                                         $3,406,176           $6,056,870           $752,919
Small Cap Tax-Sensitive Equity Fund                           $4,663,587           $4,882,602          $8,129,429
International Core Equity Fund                                 $429,204            $3,187,202          $4,685,402
International Small Cap Fund                                   $107,485            $2,030,675           $33,748
International Value Opportunities Fund                            N/A                 N/A                 N/A

Certain options, futures or currency forward transactions undertaken by a fund or a Portfolio may cause the fund or Portfolio to recognize gains or losses from marking to market even though the fund's or Portfolio's positions have not been sold or terminated and may affect the character of such gains and losses as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and the timing of some capital gains and losses realized by the Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund or International Value Opportunities Fund or realized by a Portfolio and allocable to the corresponding fund. Additionally, a fund or Portfolio may be required to recognize gain if an option, futures or forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund or Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred under the tax straddle rules rather than being taken into account currently in calculating the funds' taxable income or gain and may also affect the long-term or short-term characterization of capital gains or losses from such position. Certain of the applicable tax rules may be modified if a fund or a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a fund or Portfolio will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies.

In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund or Portfolio to obtain cash corresponding to its earnings from such countries which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Foreign exchange gains and losses realized by a Portfolio, Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund or International Value Opportunities Fund, in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to each of the Portfolios', Small Cap Equity Fund's, Small Cap Tax-Sensitive Equity Fund's or International Value Opportunities Fund's, investment in stock or securities (or its


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

options contracts or futures contracts with respect to stock or securities) could under Treasury regulations that may be promulgated in the future produce income not among the types of "qualifying income" from which each fund must derive at least 90% of its gross income for its taxable year.

Each Portfolio and the funds may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations (in the case of a fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) and the fund were to file an election with the Internal Revenue Service. Because the investments of the Large Cap Core Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, Small Cap Equity Fund and Small Cap Tax Sensitive Equity Fund are such that each fund (including each fund that invests in such Portfolio) expects that it generally will not meet this 50% requirement, shareholders of each such fund generally will not directly take into account the foreign taxes, if any, paid by the fund or its corresponding Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these funds would otherwise have available to distribute.

The International Core Equity Portfolio, International Small Cap Portfolio and International Value Opportunities Fund may meet the 50% threshold referred to in the previous paragraph and International Core Equity Fund and International Small Cap Fund may therefore file an election with the Internal Revenue Service pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Portfolio and allocated to them even though not actually received by the Portfolios, and (ii) treat such respective pro rata portions as foreign taxes paid by the Portfolios. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes.

If International Core Equity Fund, International Small Cap Fund or International Value Opportunities Fund makes this election, shareholders may then deduct (not in excess of the tax actually owed by the fund) such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by International Value Opportunities Fund or by International Core Equity Portfolio or International Small Cap Portfolio and allocated to the corresponding funds, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Portfolio and allocated to the fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that International Core Equity Fund, International Small Cap Fund or International Value Opportunities Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes, and (ii) the portion of dividends which represents income from each foreign country. In the case of the International Core Equity Fund and International Small Cap Fund, a shareholder's pro rata share of qualified foreign taxes and portion of dividends would be paid by the Portfolio and allocated to the Fund.

If a fund or Portfolio acquires stock (including, under regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), it or the corresponding fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. Such funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Portfolios, Small Cap Equity Fund, Small Cap Tax-Sensitive Equity Fund or International Value Opportunities Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each fund's tax liability or maximize its return from these investments.

For U.S. Federal income tax purposes, assuming a fund has sufficient current or accumulated earnings and profits, distributions of the fund generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by a fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% Federal tax rate, and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. Federal income tax purposes without regard to the length of time the shareholder has held shares of a fund.

Dividend income distributed to individual shareholders may qualify for such maximum 15% tax rate to the extent that such dividends are attributable to qualified dividend income from a fund's investments in (or in the case of a fund that invests in a portfolio, the allocable portion of the fund's share of the portfolio's investments in) common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met. Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% Federal tax rate on long-term capital gains. Under current law, the maximum 15% Federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Dividends distributed to shareholders attributable to income from a fund's investments in (or in the case of a fund that invests in a portfolio, the allocable portion of the fund's share of the portfolio's investments in) debt securities, repurchase agreements, loans or other investments that do not produce "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code will not qualify for the maximum 15% Federal tax rate on "qualified dividend income", unless 95% or more the fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the fund, in which case all dividends attributable to such "gross income" will be taxable to individual shareholders at a maximum 15% Federal tax rate if certain holding period and other requirements are met. Distributions by a fund in excess of such fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Dividends received by a fund (or in the case of a fund that invests in a portfolio, the allocable portion of the fund's share of the dividends received by the portfolio) from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. Federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining a corporation's adjusted current earnings component of its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio (or share of a Portfolio's portfolio). Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other distribution of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Qualified retirement plan participants should consult their tax advisers for more information.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss on the disposition of fund shares in the amount of $2 million or more in the case of an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance holders of shares in regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption or other disposition (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of a Feeder Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the Federal, any other state or local, and foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances. Individuals and certain other classes of shareholders may be subject to 28% backup withholding of Federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding.

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 28% be withheld if a shareholder fails to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or is otherwise subject to backup withholding. A fund will not impose backup withholding as a result of a shareholder's failure to make any certification, except the certifications in the Application that directly relate to the shareholder's TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing the shareholder's Federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If the shareholder does not have a TIN, the shareholder may apply for one using forms available at local offices of the Social Security Administration or the IRS, and should write "Applied For" in the space for a TIN on the Application.

Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 28% on certain distributions from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                             ADDITIONAL INFORMATION

The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                        EXPERTS AND FINANCIAL STATEMENTS

Each fund's and Portfolio's financial statements contained in the 2003 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent auditors, and are incorporated by reference into this SAI.